UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-02405

Name of Fund:	BlackRock Sustainable Balanced Fund, Inc. (Formerly BlackRock Balanced Capital Fund, Inc.)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Sustainable Balanced Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2022

Date of reporting period: 05/31/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

MAY 31, 2022

2022 Annual Report

•	BlackRock Sustainable Balanced Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of May 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets which characterized 2021. The U.S. economy shrank in the first quarter of 2022, ending the run of robust growth which followed reopening and the development of the COVID-19 vaccines. Rapid changes in consumer spending led to supply constraints and elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices generally fell, as persistently high inflation drove investors’ expectations for higher interest rates, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks were nearly flat. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as increasing inflation drove investors’ expectations for higher interest rates. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates twice while indicating that additional future increases were likely. Furthermore, the Fed wound down its bond-buying programs and set a timetable to begin reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have significant room to rise before peaking.

Furthermore, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe sharp increases in energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation. However, markets have been primed to expect sharp tightening, which could weigh on valuations until central banks begin to tap the brakes.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderates our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we take a neutral stance on equities in the near-term. We are underweight credit long-term, but inflation-protected U.S. Treasuries should offer a measure of portfolio diversification better suited for an inflationary environment. We believe emerging market bonds denominated in local currencies also offer an opportunity, with solid income at attractive valuations.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(8.85)%	(0.30)%

U.S. small cap equities (Russell 2000® Index)	(14.70)	(16.92)

International equities (MSCI Europe, Australasia, Far East Index)	(6.80)	(10.38)

Emerging market equities (MSCI Emerging Markets Index)	(10.11)	(19.83)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.13	0.15

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(10.94)	(8.83)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(9.15)	(8.22)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(7.32)	(6.79)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(6.26)	(5.28)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of May 31, 2022	BlackRock Sustainable Balanced Fund, Inc.

Investment Objective

BlackRock Sustainable Balanced Fund, Inc.’s (the “Fund”) (formerly known as BlackRock Balanced Capital Fund, Inc.) investment objective is to seek the highest total investment return through a fully managed investment policy utilizing equity, debt (including money market) and convertible securities.

On November 9, 2021, the Board of Directors of the Fund (the “Board”) approved the repurpose of BlackRock Balanced Capital Fund, Inc. to BlackRock Sustainable Balanced Fund, Inc., including certain changes to the Fund’s investment strategy and investment process. As part of the repurpose, the Fund redeemed its investments in Master Advantage Large Cap Core Portfolio and Master Total Return Portfolio (the “Master Portfolios”) and began to operate as a stand-alone fund holding individual securities. The Fund’s name change and certain changes to the Fund’s investment strategy and investment process were effective April 8, 2022.

On February 8, 2022, the Board approved a change in the fiscal year end of the Fund, effective as of May 31, 2022, from September 30 to May 31.

Portfolio Management Commentary

How did the Fund perform?

For the abbreviated fiscal reporting period from October 1, 2021 to May 31, 2022, the Fund outperformed its blended reference benchmark (60% MSCI All Country World Index /40% Bloomberg U.S. Aggregate Bond Index). For the same period, the Fund outperformed its former blended reference benchmark (60% Russell 1000® Index /40% Bloomberg U.S. Aggregate Bond Index).

What factors influenced performance?

The primary contributor to relative performance was the benchmark change on April 8, 2022. As the Fund’s prior benchmark had U.S.-only exposure, and U.S. assets generally outperformed for much of the period, the shift to a benchmark with global equity exposure led to significant positive performance versus the new benchmark. Tactical asset allocation views also contributed to performance, with both an underweight to U.S. duration as well as an overweight to U.S. equities adding to return.

Conversely, there were no material detractors from performance from an asset allocation standpoint. Performance from the underlying equity and fixed-income security selection strategies was mixed, detracting slightly overall. The underlying equity strategy, which consisted of an allocation to the Advantage Large Cap Core Fund until April 8, 2022, weighed on returns for the first 10 months of the reporting period. However, the global equity security selection strategy beginning April 8, 2022 added to performance for the final two months, helping to offset some of the prior underperformance. In addition, the underlying fixed income strategy, which consisted of an allocation to the Total Return Fund and a systematic fixed income security selection strategy thereafter, was a modest detractor from performance.

The Fund held approximately 8% in unencumbered cash at period-end, given the Fund’s underweight duration stance. A preference for cash versus fixed income contributed to relative return, particularly in 2022, given the significant sell-off in bond markets.

Describe recent portfolio activity.

The Fund entered the period with an overweight to equities, expressed via an overweight position in U.S. equities. This positioning reflected the view that global growth would remain strong, underpinned by stimulus from monetary, fiscal, and health policy. As the period progressed, the Fund added an underweight position in U.S. duration, as the Fed began to imply a less dovish forward-looking monetary policy in mid-2021. The investment adviser also viewed the recent flattening of the yield curve as excessive. This broad positioning was maintained over the remainder of the period. The Fund moved further underweight U.S. duration in March 2022, with the belief that the market’s initial response to the invasion of Ukraine that priced in a more dovish policy path for the Fed was inappropriate given the prevailing inflationary environment.

On April 8, the Fund underwent several changes, including moving from a U.S. equity benchmark for the equity component of its blended benchmark to a global equity benchmark. The Fund retained its underweight U.S. duration stance, but given the expanded equity opportunity set, it pivoted its equity overweight from being expressed through an overweight to U.S. equities, instead expressing an overweight in Japanese equities and smaller positions in European equities in the United Kingdom, Italy, and Spain. With an improving COVID-19 backdrop and the loosening of national pandemic precautions, the investment adviser expected European nominal growth to remain solid, with greater fiscal spending focused on defense and the green transition providing a further tailwind to European equities. In Japan, looser monetary policy and underperformance versus developed market peers make it an attractive market to implement our equity overweight.

Describe portfolio positioning at period end.

The Fund ended the period with an overweight position in global equities and underweight to U.S. duration. This position reflected the continued belief that global growth will remain positive. Although a period of less supportive monetary and fiscal policy has begun, coupled with higher energy prices, the investment adviser believed these headwinds will have a more muted impact on consumers than market pricing suggests. The monetary policy pivot from the Fed comes as inflation remains at multi-decade highs, and central banks globally are likely to be obligated to raise interest rates despite volatility surrounding geopolitical events.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2022 (continued)	BlackRock Sustainable Balanced Fund, Inc.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund intends to invest at least 25% of its assets in equity securities and at least 25% of its assets in senior fixed income securities, such as U.S. government debt securities, corporate debt securities, and mortgage-backed and asset-backed securities. The Fund’s total returns for the period prior to April 8, 2022 are the returns of the Fund when it followed different investment strategies and investment processes under the name BlackRock Balanced Capital Fund, Inc.

(c)	Bloomberg U.S. Aggregate Bond Index, a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.
(d)

An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 93% of the U.S. market.

(e)	A customized weighted index comprised of the returns of the Russell 1000 Index (60%) and Bloomberg U.S. Aggregate Bond Index (40%).
(f)	A customized weighted index comprised of the returns of the MSCI All Country World Index (60%) and Bloomberg U.S. Aggregate Bond Index (40%).
(g)	An index that captures large- and mid-cap representation across certain developed and emerging markets.

Performance

	Average Annual Total Returns(a)(b)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(3.07)%	N/A	8.76%	N/A	9.95%	N/A
Investor A	(3.32)	(8.40)%	8.46	7.30%	9.64	9.05%
Investor C	(4.00)	(4.84)	7.65	7.65	8.97	8.97
Class K	(3.01)	N/A	8.82	N/A	9.98	N/A
Class R	(3.69)	N/A	8.07	N/A	9.25	N/A
60% Russell 1000® Index/40% Bloomberg U.S. Aggregate Bond Index	(4.75)	N/A	8.54	N/A	9.31	N/A
Bloomberg U.S. Aggregate Bond Index.	(8.22)	N/A	1.18	N/A	1.71	N/A
Russell 1000® Index	(2.71)	N/A	13.12	N/A	14.24	N/A
60% MSCI All Country World Index/40% Bloomberg U.S. Aggregate Bond Index.	(7.22)	N/A	6.11	N/A	6.98	N/A
MSCI All Country World Index	(6.78)	N/A	9.00	N/A	10.25	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund intends to invest at least 25% of its assets in equity securities and at least 25% of its assets in senior fixed income securities, such as U.S. government debt securities, corporate debt securities, and mortgage-backed and asset-backed securities. The Fund’s total returns for the period prior to April 8, 2022 are the returns of the Fund when it followed different investment strategies and investment processes under the name BlackRock Balanced Capital Fund, Inc.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	5

Fund Summary as of May 31, 2022 (continued)	BlackRock Sustainable Balanced Fund, Inc.

Expense Example

	Actual			Hypothetical 5% Return(a)
	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period(b)	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period(b)	Annualized Expense Ratio
Institutional	$1,000.00	$915.30	$3.58	$1,000.00	$1,022.44	$3.78	0.50%
Investor A.	1,000.00	914.00	5.33	1,000.00	1,021.22	5.63	0.74
Investor C	1,000.00	910.70	10.79	1,000.00	1,017.41	11.39	1.51
Class K.	1,000.00	915.30	3.09	1,000.00	1,022.78	3.27	0.43
Class R.	1,000.00	911.90	8.21	1,000.00	1,019.22	8.67	1.15

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invested all of its assets in Master Total Return Portfolio of Master Bond LLC and Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC (each, a “Master Portfolio” and together, the “Master Portfolios”) prior to April 1, 2022, the expense example reflects the net expenses of both the Fund and the Master Portfolios in which it invested for a portion of the period.

See “Disclosure of Expenses” for further information on how expenses were calculated.

6	2022 B LACK R OCK A NNUAL R E P O RT TO S HAREHOLDERS

Fund Summary as of May 31, 2022 (continued)	BlackRock Sustainable Balanced Fund, Inc.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
U.S. Treasury Notes, 0.53%, 06/30/2022	6.3%
Apple Inc.	2.2%
U.S. Treasury Notes, 2.5%, 03/31/2027	2.1%
Microsoft Corp.	2.1%
U.S. Treasury Bond, 2.25%, 02/15/2052	1.5%
U.S. Treasury Bond, 1.25%, 05/15/2040	1.0%
U.S. Treasury Notes, 1.88%, 02/15/2032	0.9%
U.S. Treasury Notes, 2.38%, 05/15/2029	0.9%
Ginnie Mae Mortgage-Backed Securities	0.9%
iShares MSCI Taiwan ETF	0.9%
(a) Excludes short-term securities.

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments
Common Stocks	57.1%
Corporate Bonds.	21.1
U.S. Treasury Obligations	10.1
U.S. Government Sponsored Agency Securities	8.4
Investment Companies.	3.2
Preferred Securities	0.1

F U N D S U M M A R Y	7

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments May 31, 2022	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.5%
BAE Systems PLC	43,146	$411,533
Curtiss-Wright Corp.	4,573	649,275
Elbit Systems Ltd.	88	17,885
HEICO Corp.	3,725	532,861
HEICO Corp., Class A	33,565	3,930,126
Huntington Ingalls Industries, Inc.	457	96,180
Rheinmetall AG	3,274	662,035
Saab AB, Class B	33,991	1,446,140
Singapore Technologies Engineering Ltd.	33,600	100,693
Textron, Inc.	4,246	277,221
Thales SA	7,709	941,381
		9,065,330

Air Freight & Logistics — 0.0%
Expeditors International of Washington, Inc.	2,472	269,053

Auto Components — 0.1%
BorgWarner, Inc.	8,838	356,348
Fuyao Glass Industry Group Co. Ltd., Class H(a)	28,800	139,300
Koito Manufacturing Co. Ltd.	4,800	175,141
NGK Spark Plug Co. Ltd.	1,400	26,524
Nokian Renkaat Oyj	10,408	143,385
		840,698

Automobiles — 0.8%
Bayerische Motoren Werke AG	30,789	2,674,913
BYD Co. Ltd., Class H	20,500	728,598
Geely Automobile Holdings Ltd.	359,000	685,212
General Motors Co.(b)	8,745	338,257
Great Wall Motor Co. Ltd., Class H	76,000	136,598
Honda Motor Co. Ltd.	28,400	707,165
Mercedes-Benz Group AG	9,937	708,105
NIO, Inc., ADR(b)	5,306	92,271
Subaru Corp.	9,400	163,173
Tesla, Inc.(b)	9,152	6,939,596
Volkswagen AG, Preference Shares	1,916	319,775
XPeng, Inc., ADR(b)	4,145	97,407
Yadea Group Holdings Ltd.(a)	70,000	113,643
		13,704,713

Banks — 3.6%
Australia & New Zealand Banking Group Ltd.	117,588	2,107,901
Banco Bilbao Vizcaya Argentaria SA	382,606	2,093,724
Banco Santander SA	8,043	26,090
Bancolombia SA	6,422	77,200
Bank Central Asia Tbk PT	2,372,600	1,255,346
Bank Hapoalim BM	96,494	893,486
Bank Leumi Le-Israel BM	31,392	312,558
Bank Negara Indonesia Persero Tbk PT	213,100	133,883
Bank of America Corp.	207,090	7,703,748
Bank Polska Kasa Opieki SA	9,895	215,960
Bank Rakyat Indonesia Persero Tbk PT	1,229,700	389,540
Barclays PLC	242,608	517,142
China Construction Bank Corp., Class H	345,000	255,754
China Merchants Bank Co. Ltd., Class H	100,500	635,660
Citigroup, Inc.	108,961	5,819,607
Commerzbank AG(b).	57,884	504,802
Commonwealth Bank of Australia	44,951	3,363,505
Credicorp Ltd.	4,621	648,696
Danske Bank A/S	6,172	100,981
Erste Group Bank AG	5,021	156,765
Grupo Financiero Banorte SAB de CV, Class O	81,680	528,043

Security	Shares	Value

Banks (continued)
Industrial & Commercial Bank of China Ltd., Class H	693,000	$414,983
ING Groep NV	162,770	1,840,548
Israel Discount Bank Ltd., Class A	32,928	186,938
Japan Post Bank Co. Ltd.	7,000	53,929
JPMorgan Chase & Co.	90,969	12,028,831
Jyske Bank A/S, Registered Shares(b)	426	25,120
KBC Group NV	21,415	1,338,627
Lloyds Banking Group PLC	44,256	25,156
Mizrahi Tefahot Bank Ltd.	2,007	66,026
National Australia Bank Ltd.	52,860	1,185,069
Natwest Group PLC	1,076,278	3,099,429
Nordea Bank Abp	13,541	137,832
Nordea Bank Abp	118,931	1,212,720
Oversea-Chinese Banking Corp. Ltd.	49,300	425,310
Pinnacle Financial Partners, Inc.	1,090	88,748
PNC Financial Services Group, Inc.	15,202	2,666,583
Postal Savings Bank of China Co. Ltd., Class H(a)	51,000	37,879
Société Générale SA	2,299	61,952
Sumitomo Mitsui Trust Holdings, Inc.	800	24,197
Svenska Handelsbanken AB, A Shares	77,005	758,879
UniCredit SpA	160,018	1,876,229
United Overseas Bank Ltd.	17,200	368,593
Wells Fargo & Co.	65,857	3,014,275
Westpac Banking Corp.	94,152	1,612,912
		60,291,156

Beverages — 1.4%
Anheuser-Busch InBev SA/NV	19,209	1,082,824
Arca Continental SAB de CV	15,516	104,722
Brown-Forman Corp., Class B	65,660	4,341,439
Budweiser Brewing Co. APAC Ltd.(a)	306,100	812,503
China Resources Beer Holdings Co. Ltd.	28,000	174,515
Coca-Cola Bottlers Japan Holdings, Inc.	3,700	39,410
Coca-Cola Co.	41,725	2,644,531
Coca-Cola Europacific Partners PLC	13,085	695,206
Coca-Cola Femsa SAB de CV	42,908	256,351
Davide Campari-Milano NV	74,816	800,042
Fomento Economico Mexicano SAB de CV	56,340	421,537
Heineken NV	25,295	2,543,490
Molson Coors Beverage Co., Class B	2,513	140,326
PepsiCo, Inc.	32,626	5,473,012
Pernod Ricard SA	13,820	2,714,076
Remy Cointreau SA	483	88,954
Suntory Beverage & Food Ltd.	15,000	562,505
Tsingtao Brewery Co. Ltd., Class H	6,000	51,745
		22,947,188

Biotechnology — 0.7%
3SBio, Inc.(a)(b)	312,000	231,797
AbbVie, Inc.	3,003	442,552
Alkermes PLC(b)	14,754	440,407
Amgen, Inc.	10,109	2,595,385
BeiGene Ltd.(b)	2,500	27,169
BeiGene Ltd., ADR(b)	1,704	233,823
Biogen, Inc.(b)	4,349	869,800
BioMarin Pharmaceutical, Inc.(b)	407	30,578
CSL Ltd.	4,850	943,544
Exelixis, Inc.(b)	3,314	60,746
Galapagos NV(b)	918	50,407
Genmab A/S(b)	2,346	714,027
Gilead Sciences, Inc.	25,579	1,658,798
Grifols SA, Class A	2,965	62,402
Horizon Therapeutics PLC(b)	5,125	459,661

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) May 31, 2022	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Incyte Corp.(b)	7,181	$544,966
Innovent Biologics, Inc.(a)(b)	54,000	167,241
Legend Biotech Corp., ADR(b)	5,351	226,294
Moderna, Inc.(b)	1,774	257,815
Neurocrine Biosciences, Inc.(b)	539	50,391
Regeneron Pharmaceuticals, Inc.(b)	1,396	927,977
Shanghai Junshi Biosciences Co. Ltd.,
Class H(a)(b)	21,400	130,766
United Therapeutics Corp.(b)	1,957	450,775
Vertex Pharmaceuticals, Inc.(b)	3,510	942,961
		12,520,282

Building Products — 0.3%
Belimo Holding AG, Registered Shares	657	263,109
Daikin Industries Ltd.	21,700	3,489,504
Lennox International, Inc.	2,474	516,818
Lixil Corp.	9,400	178,840
Nibe Industrier AB, B Shares	14,841	129,558
		4,577,829

Capital Markets — 1.0%
Bank of New York Mellon Corp.	63,474	2,958,523
Charles Schwab Corp.	2,852	199,925
Deutsche Bank AG	90,965	1,018,518
Deutsche Boerse AG	2,760	463,854
FactSet Research Systems, Inc.	4,121	1,573,315
Haitong Securities Co. Ltd., Class H	34,400	24,363
Insignia Financial Ltd.	16,432	39,051
Intercontinental Exchange, Inc.	2,042	209,080
Investec Ltd.	4,200	25,911
Julius Baer Group Ltd.	15,167	783,308
Macquarie Group Ltd.	23,084	3,066,900
Moody’s Corp.	1,166	351,631
Ninety One Ltd.	577	1,590
SBI Holdings, Inc.	22,600	458,468
Stifel Financial Corp.	20,664	1,326,009
UBS Group AG, Registered Shares	188,766	3,559,879
		16,060,325

Chemicals — 0.9%
Covestro AG(a)	5,570	255,318
Croda International PLC	6,711	584,353
Ecolab, Inc.	23,892	3,916,138
Givaudan SA, Registered Shares	335	1,232,315
ICL Group Ltd.	5,238	58,514
Israel Corp. Ltd(b)	49	26,524
K+S AG, Registered Shares	11,494	323,295
Kuraray Co. Ltd.	3,300	27,563
Linde PLC	6,309	2,048,406
Mosaic Co.	4,943	309,679
Novozymes A/S, B Shares	7,809	495,829
Nutrien Ltd.	1,492	145,809
Shin-Etsu Chemical Co. Ltd.	6,200	877,269
Sika AG, Registered Shares	10,733	2,979,362
Solvay SA	2,811	274,623
Sumitomo Chemical Co. Ltd.	164,200	678,731
Symrise AG	522	57,682
Toray Industries, Inc.	36,300	187,390
Umicore SA	12,656	561,865
		15,040,665

Commercial Services & Supplies — 0.0%
Tetra Tech, Inc.	279	37,657

Security	Shares	Value

Communications Equipment — 0.1%
Cisco Systems, Inc.	15,900	$716,295
Juniper Networks, Inc.	7,202	220,958
Nokia Oyj	78,783	395,957
Telefonaktiebolaget LM Ericsson, B Shares	42,649	346,337
ZTE Corp., Class H	86,800	191,144
		1,870,691

Construction & Engineering — 0.2%
Ackermans & van Haaren NV	3,095	522,315
AECOM	849	59,303
Bouygues SA	9,673	334,034
COMSYS Holdings Corp.	7,300	137,220
Eiffage SA	3,550	351,705
EXEO Group, Inc.	2,000	32,025
JGC Holdings Corp.	4,500	63,126
Obayashi Corp.	4,300	30,445
Shimizu Corp.	22,300	118,496
Vinci SA	8,048	776,633
WSP Global, Inc.	2,608	287,883
		2,713,185

Construction Materials — 0.0%
James Hardie Industries PLC	9,629	248,576

Consumer Finance — 0.6%
AEON Financial Service Co. Ltd.	3,000	28,064
Ally Financial, Inc.	53,506	2,356,404
American Express Co.	27,699	4,676,145
Capital One Financial Corp.	10,676	1,365,034
Lufax Holding Ltd., ADR	6,549	41,193
Synchrony Financial	21,352	790,878
		9,257,718

Distributors — 0.0%
D’ieteren Group	1,099	171,710

Diversified Consumer Services — 0.1%
Service Corp. International	15,203	1,064,666

Diversified Financial Services — 0.7%
Banca Mediolanum SpA	3,100	24,475
Berkshire Hathaway, Inc., Class B(b)	13,511	4,269,206
FirstRand Ltd.	49,744	230,304
Groupe Bruxelles Lambert SA	12,508	1,153,483
Voya Financial, Inc.	87,225	5,984,507
		11,661,975

Diversified Telecommunication Services — 0.9%
BCE, Inc.	65,984	3,594,859
Bezeq The Israeli Telecommunication Corp. Ltd.	353,427	546,552
Koninklijke KPN NV	48,612	176,946
Nippon Telegraph & Telephone Corp.	15,000	458,286
Telefonica Deutschland Holding AG	34,669	110,340
Telkom Indonesia Persero Tbk PT	1,332,600	393,426
Telstra Corp. Ltd.	245,076	681,263
Verizon Communications, Inc.	174,561	8,953,234
		14,914,906

Electric Utilities — 0.8%
Acciona SA	3,598	693,835
Contact Energy Ltd.	26,547	128,672
Edison International	57,380	4,011,436
Electricite de France SA	29,596	262,766
Elia Group SA/NV	7,455	1,226,455
Enel SpA	417,730	2,714,045
Entergy Corp.	11,154	1,342,049
Hydro One Ltd.(a)	97,162	2,710,104

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities (continued)
SSE PLC	5,100	$113,899
Verbund AG	8,027	798,565
		14,001,826

Electrical Equipment — 0.2%
AMETEK, Inc.	1,324	160,826
Eaton Corp. PLC	9,261	1,283,575
Legrand SA	9,243	801,035
Signify NV(a)	8,978	357,983
Xinjiang Goldwind Science & Technology Co. Ltd.,
Class H	41,200	67,396
		2,670,815

Electronic Equipment, Instruments & Components — 0.4%
Anritsu Corp.	5,500	60,983
Azbil Corp.	2,300	67,782
Keysight Technologies, Inc.(b)	23,128	3,367,437
Kyocera Corp.	2,500	140,519
Murata Manufacturing Co. Ltd.	1,600	102,817
Omron Corp.	41,800	2,399,073
Shimadzu Corp.	600	21,886
Spectris PLC	6,235	237,195
Sunny Optical Technology Group Co. Ltd.	2,400	37,876
TE Connectivity Ltd.	293	37,911
		6,473,479

Energy Equipment & Services — 0.2%
Schlumberger NV	69,779	3,207,043

Entertainment — 0.0%
Nintendo Co. Ltd.	1,800	803,679

Equity Real Estate Investment Trusts (REITs) — 1.0%
American Tower Corp.	2,894	741,240
AvalonBay Communities, Inc.	2,684	558,165
Brixmor Property Group, Inc.	43,841	1,068,844
CDL Hospitality Trusts	6,360	5,781
Crown Castle International Corp.	25,269	4,792,266
CubeSmart	31,949	1,422,689
Equinix, Inc.	3,477	2,389,012
Equity Residential	13,356	1,026,141
Extra Space Storage, Inc.	3,832	682,862
Goodman Group	40,168	590,882
GPT Group	18,117	62,442
Klepierre SA	5,603	127,902
Mid-America Apartment Communities, Inc.	5,762	1,042,922
RLJ Lodging Trust	17	228
Segro PLC	131,233	1,832,934
Shopping Centres Australasia Property Group	13,156	27,998
Stockland	235,663	675,398
Tritax Big Box REIT PLC	26,791	68,728
UDR, Inc.	412	19,694
Warehouses De Pauw CVA	10,283	378,938
		17,515,066

Food & Staples Retailing — 0.6%
Coles Group Ltd.	1,617	20,290
Cosmos Pharmaceutical Corp.	2,400	227,900
Costco Wholesale Corp.	17,449	8,135,073
George Weston Ltd.	638	78,304
Jeronimo Martins SGPS SA	17,831	364,519
Lawson, Inc.	1,600	56,739
Marks & Spencer Group PLC(b)	47,764	89,938
Shoprite Holdings Ltd.	11,905	163,879
Tesco PLC	42,777	139,514
Tsuruha Holdings, Inc.	4,300	234,129

Security	Shares	Value

Food & Sta10ples Retailing (continued)
Wal-Mart de Mexico SAB de CV	14,610	$54,029
Walmart, Inc.	9,561	1,229,831
		10,794,145

Food Products — 0.5%
Ajinomoto Co., Inc.	23,200	562,308
Associated British Foods PLC	61,851	1,346,019
Calbee, Inc.	16,200	299,817
Chocoladefabriken Lindt & Spruengli AG	76	764,544
Gruma SAB de CV, Class B	4,042	48,449
Grupo Bimbo SAB de CV, Series A	28,229	92,574
Hershey Co.	90	19,054
Kuala Lumpur Kepong Bhd	21,200	123,757
Leroy Seafood Group ASA	11,074	87,049
MEIJI Holdings Co. Ltd.	3,600	177,377
Nestlé SA, Registered Shares	15,065	1,842,709
Nichirei Corp.	17,600	309,915
Nissin Foods Holdings Co. Ltd.	7,900	516,682
Nomad Foods Ltd.(b)	35,527	741,449
Orkla ASA	82,897	652,414
Tingyi Cayman Islands Holding Corp.	66,000	116,675
Tyson Foods, Inc., Class A	412	36,919
Uni-President China Holdings Ltd.	131,000	105,601
Want Want China Holdings Ltd.	47,000	46,773
WH Group Ltd.(a)	49,500	37,851
Wilmar International Ltd.	339,100	1,031,683
		8,959,619

Gas Utilities — 0.0%
ENN Energy Holdings Ltd.	1,900	29,070
Perusahaan Gas Negara Tbk PT(b)	1,340,900	165,364
		194,434

Health Care Equipment & Supplies — 1.3%
Abbott Laboratories	10,311	1,211,130
Align Technology, Inc.(b)	6,901	1,915,994
Boston Scientific Corp.(b)	161,878	6,638,617
Cochlear Ltd.	604	96,360
Coloplast A/S, Class B	1,862	221,388
Edwards Lifesciences Corp.(b)	2,227	224,593
Elekta AB, B Shares	6,774	52,782
Fisher & Paykel Healthcare Corp. Ltd.	10,685	145,835
Hoya Corp.	7,000	745,057
IDEXX Laboratories, Inc.(b)	6,226	2,438,226
Medtronic PLC	19,863	1,989,279
ResMed, Inc.	435	88,505
Sartorius AG	4,107	1,660,528
Sonova Holding AG, Registered Shares	272	96,376
Straumann Holding AG	12,363	1,577,229
Sysmex Corp.	400	26,777
Terumo Corp.	75,200	2,427,686
		21,556,362

Health Care Providers & Services — 1.1%
AmerisourceBergen Corp.	4,718	730,299
Anthem, Inc.	2,191	1,116,556
Cardinal Health, Inc.	9,224	519,496
Cigna Corp.	4,221	1,132,452
CVS Health Corp.	15,379	1,487,918
Henry Schein, Inc.(b)	8,564	733,421
Humana, Inc.	7,538	3,423,986
Jinxin Fertility Group Ltd.(a)(b)	29,500	23,143
McKesson Corp.	1,756	577,180
Shanghai Pharmaceuticals Holding Co. Ltd.,
Class H	55,700	90,689

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) May 31, 2022	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Sinopharm Group Co. Ltd., Class H	64,000	$158,300
Sonic Healthcare Ltd.	11,309	296,828
UnitedHealth Group, Inc.	15,760	7,829,253
		18,119,521

Hotels, Restaurants & Leisure — 0.7%
Alsea SAB de CV(b)	175,457	375,779
Aristocrat Leisure Ltd.	122,821	2,967,407
Booking Holdings, Inc.(b)	64	143,588
Flight Centre Travel Group Ltd.(b)	12,817	188,238
InterContinental Hotels Group PLC	9,274	577,006
International Game Technology PLC	15,817	338,800
McDonald’s Corp.	5,823	1,468,619
Travel + Leisure Co.	66,848	3,416,601
Trip.com Group Ltd., ADR(b)	14,144	312,017
Yum China Holdings, Inc.	28,617	1,300,929
		11,088,984

Household Durables — 0.4%
Barratt Developments PLC	145,704	926,983
Bellway PLC	2,427	71,362
Casio Computer Co. Ltd.	5,900	53,852
Electrolux AB, Class B	15,569	242,078
Garmin Ltd.	6,939	732,897
Lennar Corp., Class A	853	68,453
Sekisui House Ltd.	15,600	277,177
Sony Group Corp.	43,300	4,061,083
Taylor Wimpey PLC	20,611	33,812
Toll Brothers, Inc.	393	19,835
Whirlpool Corp.	2,433	448,256
		6,935,788
Household Products — 0.5%
Colgate-Palmolive Co.	84,265	6,640,925
Essity AB, Class B	14,004	367,836
Henkel AG & Co. KGaA	685	46,244
Procter & Gamble Co.	2,190	323,857
Unicharm Corp.	37,000	1,269,509
		8,648,371
Independent Power and Renewable Electricity Producers — 0.1%
Atlantica Sustainable Infrastructure PLC	7,443	243,014
China Datang Corp. Renewable Power Co. Ltd.
Class H	58,000	20,166
Drax Group PLC	50,444	427,970
Encavis AG	4,681	101,705
Innergex Renewable Energy, Inc.	8,042	108,469
Meridian Energy Ltd.	6,589	20,147
		921,471
Industrial Conglomerates — 0.7%
Honeywell International, Inc.	34,078	6,598,182
Siemens AG, Registered Shares	32,153	4,244,293
Smiths Group PLC	41,496	813,343
		11,655,818
Insurance — 2.1%
Ageas SA	8,597	432,677
AIA Group Ltd.	681,200	7,057,358
Allianz SE, Registered Shares	3,611	757,999
Aon PLC, Class A	261	71,950
AXA SA	20,362	515,197
Baloise Holding AG, Registered Shares	938	159,684
Brighthouse Financial, Inc.(b)	715	35,121
Direct Line Insurance Group PLC	44,537	144,419
Great-West Lifeco, Inc.	1,968	54,006

Security	Shares	Value

Insurance (continued)
Hannover Rueck SE	1,736	$265,853
Hartford Financial Services Group, Inc.	1,760	127,618
Lincoln National Corp.	1,334	77,279
Manulife Financial Corp.	202,431	3,749,819
Marsh & McLennan Cos., Inc.	39,920	6,385,204
MetLife, Inc.	103,427	6,969,945
MS&AD Insurance Group Holdings, Inc.	2,600	82,722
NN Group NV	676	33,504
Ping An Insurance Group Co. of China Ltd., H
Shares	110,500	707,512
Reinsurance Group of America, Inc.	3,519	442,866
Swiss Life Holding AG, Registered Shares	2,303	1,305,884
Talanx AG	1,250	51,313
Tokio Marine Holdings, Inc.	20,300	1,181,119
Travelers Cos., Inc.	25,977	4,650,922
Unum Group	3,237	117,989
		35,377,960
Interactive Media & Services — 2.1%
Alphabet, Inc., Class A(b)	5,444	12,386,407
Alphabet, Inc., Class C(b)	4,162	9,492,606
Auto Trader Group PLC(a)	4,766	35,455
Baidu, Inc., Class A(b)	33,900	619,711
Hello Group, Inc., ADR	14,364	87,333
JOYY, Inc., ADR	3,231	136,962
Kuaishou Technology(a)(b)	8,500	82,299
Meta Platforms, Inc., Class A(b)	37,653	7,291,127
REA Group Ltd.	2,140	171,954
Scout24 SE(a)	397	24,625
Tencent Holdings Ltd.	106,800	4,882,723
Z Holdings Corp.	145,300	478,981
		35,690,183
Internet & Direct Marketing Retail — 0.8%
Alibaba Group Holding Ltd.(b)	195,700	2,350,402
Amazon.com, Inc.(b)	4,461	10,725,092
eBay, Inc.	7,785	378,896
Meituan, Class B(a)(b)	1,000	23,465
		13,477,855
IT Services — 1.4%
Accenture PLC, Class A	75	22,384
Capgemini SE	796	154,673
CGI, Inc.(b)	14,329	1,224,283
Cognizant Technology Solutions Corp., Class A	23,743	1,773,602
EPAM Systems, Inc.(b)	828	280,295
Fujitsu Ltd.	3,200	480,489
Gartner, Inc.(b)	533	139,859
Genpact Ltd.	17,989	798,172
Mastercard, Inc., Class A	7,587	2,715,160
NEC Corp.	1,300	52,218
NET One Systems Co. Ltd.	1,900	40,786
Nomura Research Institute Ltd.	69,900	1,911,865
NTT Data Corp.	11,900	186,195
Otsuka Corp.	10,800	341,557
Paychex, Inc.	4,113	509,313
PayPal Holdings, Inc.(b)	25,380	2,162,630
Visa, Inc., Class A	48,589	10,309,128
Western Union Co.	13,191	239,285
		23,341,894

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Leisure Products — 0.0%
Sankyo Co. Ltd.	1,400	$46,590
Sega Sammy Holdings, Inc.	15,200	281,798
		328,388

Life Sciences Tools & Services — 1.0%
Agilent Technologies, Inc.	52,803	6,735,551
Danaher Corp.	14,394	3,797,425
Mettler-Toledo International, Inc.(b)	1,240	1,594,789
Pharmaron Beijing Co. Ltd., Class H(a)	1,900	22,914
Syneos Health, Inc.(b)	45,220	3,341,306
WuXi AppTec Co. Ltd., H Shares(a)	22,200	274,372
Wuxi Biologics Cayman, Inc.(a)(b)	69,500	513,925
		16,280,282

Machinery — 0.5%
Amada Co. Ltd.	9,400	75,313
ANDRITZ AG	10,284	476,601
Atlas Copco AB, B Shares	11,072	107,209
Daifuku Co. Ltd.	7,100	445,167
DMG Mori Co. Ltd.	2,800	41,121
Ebara Corp.	4,400	188,981
Epiroc AB, Class A	25,715	498,638
Epiroc AB, Class B	1,448	24,357
Illinois Tool Works, Inc.	18,873	3,926,905
Indutrade AB	5,136	116,114
Rational AG	340	221,359
Spirax-Sarco Engineering PLC	1,760	234,553
Techtronic Industries Co. Ltd.	52,000	679,299
Valmet Oyj	26,757	755,432
VAT Group AG(a).	1,300	387,005
Wartsila Oyj Abp	70,695	599,746
		8,777,800

Marine — 0.1%
AP Moller - Maersk A/S, Class A	13	37,523
Danaos Corp.	348	28,271
Grindrod Shipping Holdings Ltd.	804	20,019
Kuehne + Nagel International AG, Registered
Shares	1,100	290,893
Nippon Yusen KK	5,900	487,728
Orient Overseas International Ltd.	1,500	46,005
		910,439

Media — 1.1%
Altice USA, Inc., Class A(b)	29,610	336,962
Charter Communications, Inc., Class A(b)	5,914	2,997,984
Comcast Corp., Class A	206,528	9,145,060
Fox Corp., Class A	142,582	5,063,087
Fuji Media Holdings, Inc.	2,700	22,959
		17,566,052

Metals & Mining — 1.3%
Aluminum Corp. of China Ltd., Class H(b)	134,000	59,744
Anglo American PLC	46,986	2,314,699
Anglo American PLC	36,510	1,781,223
Antofagasta PLC	933	17,415
APERAM SA	1,068	44,227
Aurubis AG	1,197	113,070
Boliden AB	1,113	46,837
China Hongqiao Group Ltd.	40,000	49,577
China Molybdenum Co. Ltd., Class H	561,000	274,501
Dowa Holdings Co. Ltd.	700	25,610
Franco-Nevada Corp.	27,597	3,903,966
Glencore PLC	100,640	663,780
Gold Fields Ltd.	23,850	228,383

Security	Shares	Value

Metals & Mining (continued)
IGO Ltd.	45,560	$408,524
Jiangxi Copper Co. Ltd., Class H	26,000	42,078
Maanshan Iron & Steel Co. Ltd., Class H	68,000	25,988
Mitsui Mining & Smelting Co. Ltd.	2,600	68,570
MMG Ltd.(b)	84,000	35,597
Norsk Hydro ASA	32,158	258,044
Outokumpu Oyj	8,046	46,454
OZ Minerals Ltd.	1,957	33,606
Reliance Steel & Aluminum Co.	20,154	3,917,938
South32 Ltd.	484,432	1,704,322
thyssenkrupp AG(b)	7,923	76,285
Vale Indonesia Tbk PT	134,600	75,632
Wheaton Precious Metals Corp.	120,255	4,966,693
		21,182,763

Multiline Retail — 0.2%
Nordstrom, Inc.	3,108	82,145
Target Corp.	14,589	2,361,667
Wesfarmers Ltd.	9,123	308,570
Woolworths Holdings Ltd.	7,666	27,280
		2,779,662

Multi-Utilities — 0.4%
Centrica PLC(b)	648,404	646,949
Consolidated Edison, Inc.	3,466	344,035
E.ON SE	355,430	3,628,211
Engie SA	164,386	2,209,693
Public Service Enterprise Group, Inc.	3,170	217,272
Sempra Energy	252	41,293
		7,087,453

Oil, Gas & Consumable Fuels — 2.5%
APA Corp.	1,363	64,075
ARC Resources Ltd.	1,539	23,179
Chevron Corp.	20,944	3,658,079
China Petroleum & Chemical Corp., Class H	2,226,000	1,066,172
Crescent Point Energy Corp.	37,751	334,278
Enbridge, Inc.	156,635	7,235,785
EOG Resources, Inc.	47,540	6,511,078
Equinor ASA	88,524	3,359,200
Exxon Mobil Corp.	120,400	11,558,400
Gibson Energy, Inc.	1,385	29,335
Inpex Corp.	50,500	647,967
Lundin Energy AB	15,153	727,133
Marathon Oil Corp.	27,232	855,902
OMV AG	1,162	67,885
Parex Resources, Inc.	1,250	27,681
PetroChina Co. Ltd., Class H	2,842,000	1,496,592
Phillips 66	18,035	1,818,108
TC Energy Corp.	17,105	990,044
Valero Energy Corp.	3,358	435,197
VERBIO Vereinigte BioEnergie AG	697	37,668
Woodside Energy Group Ltd.	46,210	974,863
		41,918,621

Personal Products — 0.6%
Estee Lauder Cos., Inc., Class A	3,385	861,990
Kao Corp.	44,600	1,792,768
L’Oreal SA	1,567	553,482
Unilever PLC	126,809	6,103,775
		9,312,015

Pharmaceuticals — 2.9%
Astellas Pharma, Inc.	35,100	560,579
Bristol-Myers Squibb Co.	348	26,257

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) May 31, 2022	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
China Medical System Holdings Ltd.	15,000	$22,165
Chugai Pharmaceutical Co. Ltd.	30,800	842,015
CSPC Pharmaceutical Group Ltd.	28,000	29,917
Daiichi Sankyo Co. Ltd.	10,600	281,113
Dechra Pharmaceuticals PLC	640	29,336
Eisai Co. Ltd.	9,600	395,345
Eli Lilly & Co.	13,143	4,119,542
H Lundbeck A/S	797	19,601
Hisamitsu Pharmaceutical Co., Inc.	1,000	26,238
Johnson & Johnson	69,817	12,534,246
Merck & Co., Inc.	89,975	8,280,399
Novartis AG, Registered Shares	10,518	955,453
Novo Nordisk A/S, Class B	47,756	5,303,331
Perrigo Co. PLC	5,676	226,245
Pfizer, Inc.	91,341	4,844,727
Roche Holding AG	46	17,980
Sino Biopharmaceutical Ltd.	93,000	52,140
Takeda Pharmaceutical Co. Ltd.	107,500	3,089,096
Teva Pharmaceutical Industries Ltd.(b)	8,884	80,182
Teva Pharmaceutical Industries Ltd., ADR(b)	40,863	371,853
UCB SA	484	42,702
Zoetis, Inc.	38,657	6,607,641
		48,758,103

Professional Services — 1.0%
Booz Allen Hamilton Holding Corp.	25,510	2,190,288
CACI International, Inc., Class A(b).	149	41,775
Experian PLC	95,086	3,180,841
Leidos Holdings, Inc.	302	31,559
ManpowerGroup, Inc.	529	47,404
Randstad NV	808	45,461
Recruit Holdings Co. Ltd.	38,000	1,375,379
RELX PLC	15,165	434,850
Teleperformance	1,474	489,400
Thomson Reuters Corp.	32,781	3,244,538
Wolters Kluwer NV	57,379	5,661,672
		16,743,167

Real Estate Management & Development — 0.1%
Agile Group Holdings Ltd.	78,000	33,070
Alony Hetz Properties & Investments Ltd.	1,152	16,796
China Resources Land Ltd.	40,000	178,029
CIFI Holdings Group Co. Ltd.	126,000	54,649
City Developments Ltd.	40,000	240,681
Country Garden Holdings Co. Ltd.	243,000	151,938
Country Garden Services Holdings Co. Ltd.	57,000	225,391
Daiwa House Industry Co. Ltd.	5,200	125,238
Greentown China Holdings Ltd.	47,000	81,374
LEG Immobilien AG	5,740	591,697
Logan Group Co. Ltd.(c)	81,000	21,377
Longfor Group Holdings Ltd.(a)	5,000	24,881
Mitsui Fudosan Co. Ltd.	23,900	522,606
Shimao Services Holdings Ltd.(a)(c)	49,000	23,419
Sun Hung Kai Properties Ltd.	8,500	103,921
		2,395,067

Road & Rail — 0.4%
Aurizon Holdings Ltd.	135,521	390,398
Canadian National Railway Co.	12,873	1,463,727
Landstar System, Inc.	11,622	1,759,920
Norfolk Southern Corp.	2,891	692,857
Union Pacific Corp.	9,727	2,137,800
		6,444,702

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 2.3%
Advanced Micro Devices, Inc.(b)	18,396	$1,873,817
Advantest Corp.	19,700	1,343,777
Applied Materials, Inc.	1,190	139,575
ASML Holding NV	3,762	2,164,862
Cirrus Logic, Inc.(b)	7,847	639,844
Disco Corp.	1,700	458,978
Intel Corp.	193,292	8,586,031
KLA Corp.	1,534	559,680
Lam Research Corp.	1,554	808,127
Monolithic Power Systems, Inc.	3,063	1,379,545
NVIDIA Corp.	36,151	6,750,115
QUALCOMM, Inc.	40,836	5,848,532
Silicon Laboratories, Inc.(b)	6,927	1,033,231
Tokyo Electron Ltd.	14,100	6,463,219
Xinyi Solar Holdings Ltd.	36,000	63,900
		38,113,233

Software — 3.9%
Adobe, Inc.(b)	20,586	8,573,657
Autodesk, Inc.(b)	3,377	701,572
Cadence Design Systems, Inc.(b)	15,892	2,443,077
Check Point Software Technologies Ltd.(b)	6,186	773,745
Descartes Systems Group, Inc.(b).	922	54,707
Fortinet, Inc.(b).	2,045	601,516
InterDigital, Inc..	2131
Intuit, Inc.	4,439	1,839,788
Kingdee International Software Group Co. Ltd.(b)	66,000	129,972
Microsoft Corp.	126,281	34,332,015
Nemetschek SE	1,129	80,834
Palo Alto Networks, Inc.(b).	1,063	534,455
Roper Technologies, Inc.	3,801	1,681,714
Salesforce, Inc.(b).	21,624	3,465,030
SAP SE	42,541	4,264,608
ServiceNow, Inc.(b)	8,074	3,774,353
TeamViewer AG(a)(b)	2,059	28,858
Trend Micro, Inc.	2,800	164,615
VMware, Inc., Class A	495	63,409
Workday, Inc., Class A(b)	14,462	2,260,411
		65,768,467

Specialty Retail — 1.1%
Advance Auto Parts, Inc.	933	177,139
Best Buy Co., Inc.	7,437	610,280
China Yongda Automobiles Services Holdings Ltd.	22,500	23,259
Foschini Group Ltd.	7,466	67,612
Gap, Inc.	6,702	73,923
Home Depot, I.nc.	34,263	10,373,123
Industria de Diseno Textil SA	12,515	301,672
JB Hi-Fi Ltd.	2,930	96,583
Lowe’s Cos., Inc.	27,458	5,362,548
Nitori Holdings Co. Ltd.	1,400	141,052
Topsports International Holdings Ltd.(a)	66,000	48,780
Ulta Beauty, Inc.(b)	1,468	621,111
Yamada Holdings Co. Ltd.	8,800	31,071
		17,928,153

Technology Hardware, Storage & Peripherals — 2.9%
Apple Inc.	251,631	37,452,758
Dell Technologies, Inc., Class C	115,661	5,776,110
FUJIFILM Holdings Corp.	1,800	99,143
Hewlett Packard Enterprise Co.	151,842	2,368,735
HP, Inc.	67,930	2,638,401

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security		Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Lenovo Group Ltd.		232,000	$228,592
NetApp, Inc.		9,140	657,623
			49,221,362

Textiles, Apparel & Luxury Goods — 0.7%
ANTA Sports Products Ltd.		44,200	501,210
Bosideng International Holdings Ltd.		50,000	26,608
Burberry Group PLC		11,880	256,309
Carter’s, Inc.		218	16,797
Hermes International		2,701	3,229,481
Kering SA		9,328	5,130,698
Li Ning Co. Ltd.		23,000	179,450
Moncler SpA		16,833	809,959
NIKE, Inc., Class B		2,688	319,469
PVH Corp.		439	31,112
Swatch Group AG		3,138	807,977
VF Corp.		1,048	52,882
			11,361,952

Thrifts & Mortgage Finance — 0.0%
Radian Group, Inc.		26,326	566,272
Trading Companies & Distributors — 0.5%
IMCD NV		4,806	718,747
ITOCHU Corp.		19,900	570,842
Marubeni Corp.		19,600	205,473
Mitsubishi Corp.		60,800	2,098,326
Mitsui & Co. Ltd.		51,600	1,296,119
SiteOne Landscape Supply, Inc.(b).		19,349	2,597,990
Sumitomo Corp.		27,100	387,749
			7,875,246

Water Utilities — 0.1%
United Utilities Group PLC		77,778	1,036,799

Wireless Telecommunication Services — 0.1%
America Movil SAB de CV, Series L		29,651	31,955
Freenet AG		17,835	466,155
MTN Group Ltd.		85,406	920,596
Tele2 AB, B Shares		13,113	160,369
			1,579,075

Total Common Stocks — 50.5%
(Cost: $731,263,021)			842,627,709

		Par (000)
Corporate Bonds

Air Freight & Logistics — 0.1%
United Parcel Service, Inc., 4.45%, 04/01/30	USD	1,450	1,512,293
Automobiles — 0.2%
Honda Motor Co. Ltd., 2.53%, 03/10/27.		1,000	951,887
Toyota Motor Credit Corp.
3.00%, 04/01/25		850	845,697
3.05%, 03/22/27		1,000	976,718
1.90%, 04/06/28		850	772,606
			3,546,908

Banks — 3.6%
Banco Santander SA
2.75%, 05/28/25		600	577,251
1.85%, 03/25/26		400	365,449
4.18%, 03/24/28		1,000	977,535
3.23%, 11/22/32		200	165,589

Security		Par (000)	Value

Banks (continued)

Bank of America Corp.
3.38%, 04/02/26	USD	1,450	$1,428,610
1.73%, 07/22/27		1,050	956,023
2.55%, 02/04/28		1,150	1,073,034
2.09%, 06/14/29		1,200	1,057,559
3.19%, 07/23/30		1,000	924,662
2.50%, 02/13/31		1,400	1,233,479
2.69%, 04/22/32		900	784,352
2.30%, 07/21/32		2,050	1,723,140
2.97%, 02/04/33		1,395	1,237,939
Series N, 1.66%, 03/11/27.		1,150	1,052,898

Bank of Montreal, 1.25%, 09/15/26		1,000	899,567

Bank of Nova Scotia
3.45%, 04/11/25		1,650	1,643,871
1.05%, 03/02/26		1,550	1,397,873
1.30%, 09/15/26		1,500	1,351,093
2.95%, 03/11/27		1,450	1,390,297

Barclays PLC
2.85%, 05/07/26		1,100	1,057,875
2.28%, 11/24/27		1,000	905,625

Canadian Imperial Bank of Commerce, 3.30%, 04/07/25		600	596,949

Citigroup, Inc.
3.70%, 01/12/26		900	893,209
3.11%, 04/08/26		900	878,522
1.46%, 06/09/27		1,075	967,538
3.07%, 02/24/28		1,650	1,573,379
2.67%, 01/29/31		950	835,665
3.06%, 01/25/33		700	618,593
3.79%, 03/17/33		650	611,006

HSBC Holdings PLC
3.00%, 03/10/26		1,200	1,162,377
1.59%, 05/24/27		1,800	1,610,203
2.25%, 11/22/27		2,250	2,044,623
2.21%, 08/17/29		1,400	1,213,126
2.80%, 05/24/32		1,800	1,528,236
4.76%, 03/29/33		450	429,445

ING Groep NV, 4.02%, 03/28/28.		1,000	975,480

JPMorgan Chase & Co.
2.01%, 03/13/26		800	760,804
2.95%, 10/01/26		1,450	1,405,927
1.05%, 11/19/26		500	453,554
1.04%, 02/04/27		1,000	899,637
1.47%, 09/22/27		400	360,276
2.95%, 02/24/28		1,100	1,046,529

Lloyds Banking Group PLC
4.45%, 05/08/25		1,000	1,015,684
3.87%, 07/09/25		1,500	1,500,710
2.44%, 02/05/26		1,250	1,199,995
3.75%, 01/11/27		1,000	983,083
3.75%, 03/18/28		600	582,878
Mitsubishi UFJ Financial Group, Inc.
1.41%, 07/17/25		1,000	929,321
1.54%, 07/20/27		1,450	1,301,914
2.34%, 01/19/28		1,250	1,148,768
Mizuho Financial Group, Inc.
2.65%, 05/22/26		1,350	1,300,692
1.55%, 07/09/27		900	804,280
(1 yr. US Treasury Yield Curve Rate T Note
Constant Maturity + 0.87%), 2.17%, 05/22/32.		400	326,366
Royal Bank of Canada 3.38%, 04/14/25		600	598,992

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) May 31, 2022	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Royal Bank of Canada 0.88%, 01/20/26	USD	1,200	$ 1,085,832
Santander UK Group Holdings PLC, 1.53%, 08/21/26		1,000	913,273
SVB Financial Group 1.80%, 10/28/26		1,000	908,846
2.10%, 05/15/28		550	483,938
Toronto-Dominion Bank, Series FXD, 1.95%, 01/12/27		1,850	1,705,259

			59,858,630

Beverages — 0.4%
Coca-Cola Co, 2.25%, 01/05/32		1,050	936,529
Diageo Capital PLC 1.38%, 09/29/25		1,000	938,439
2.00%, 04/29/30		3,300	2,886,351
Keurig Dr Pepper, Inc., 2.25%, 03/15/31		1,300	1,095,459

			5,856,778

Biotechnology — 0.5%
AbbVie, Inc., 2.95%, 11/21/26		800	777,563
Amgen, Inc. 2.20%, 02/21/27		650	610,927
3.00%, 02/22/29		1,000	946,542
Regeneron Pharmaceuticals, Inc., 1.75%, 09/15/30		6,340	5,243,042

			7,578,074

Building Products — 0.2%
Johnson Controls International plc, 3.90%, 02/14/26		3,000	3,003,096
Owens Corning, 3.40%, 08/15/26		350	342,077

			3,345,173

Capital Markets — 2.1%
Ares Capital Corp. 2.15%, 07/15/26		1,500	1,320,027
2.88%, 06/15/27		1,000	879,015
Blackstone Private Credit Fund, 2.63%, 12/15/26(a)		600	521,083
CME Group, Inc., 2.65%, 03/15/32		400	364,916
Deutsche Bank AG, 1.69%, 03/19/26		1,200	1,099,898
FactSet Research Systems, Inc., 2.90%, 03/01/27		3,000	2,850,560
FS KKR Capital Corp. 2.63%, 01/15/27		800	706,746
3.25%, 07/15/27		1,000	900,686
Goldman Sachs Group, Inc. 1.54%, 09/10/27		850	761,951
2.64%, 02/24/28		2,400	2,237,989
2.60%, 02/07/30		1,220	1,075,909
2.38%, 07/21/32		1,950	1,638,189
3.10%, 02/24/33		2,100	1,866,046
Series VAR, 1.09%, 12/09/26.		1,000	904,770
Intercontinental Exchange, Inc., 2.10%, 06/15/30 1,250			1,077,208
LPL Holdings, Inc., 4.00%, 03/15/29(a)		1,700	1,574,625
Morgan Stanley 2.19%, 04/28/26		1,000	955,353
3.13%, 07/27/26		1,100	1,069,062
3.63%, 01/20/27		900	889,965
1.51%, 07/20/27		1,950	1,762,974
2.48%, 01/21/28		950	884,727
1.79%, 02/13/32		1,350	1,107,468
2.24%, 07/21/32		2,150	1,815,010
2.94%, 01/21/33		2,000	1,780,841
2.48%, 09/16/36		550	443,640

Security		Par (000)	Value

Capital Markets (continued)
Nomura Holdings, Inc., 1.85%, 07/16/25	USD	1,200	$1,121,815
Prospect Capital Corp., 3.36%, 11/15/26		800	713,084
S&P Global, Inc. 2.45%, 03/01/27(a)		1,000	948,917
2.90%, 03/01/32(a)		2,700	2,463,862

			35,736,336

Chemicals — 0.1%
DuPont de Nemours, Inc., 4.49%, 11/15/25		700	718,513
Methanex Corp., 5.25%, 12/15/29		630	603,540

			1,322,053

Commercial Services & Supplies — 0.0%
Republic Services, Inc., 1.75%, 02/15/32		800	646,257

Communications Equipment — 0.1%
Motorola Solutions, Inc.
2.75%, 05/24/31		650	540,714
5.60%, 06/01/32		810	836,915
Nokia Oyj, 4.38%, 06/12/27		800	787,336

			2,164,965

Consumer Finance — 0.1%
Ally Financial, Inc., 8.00%, 11/01/31		350	411,056
American Express Co., 2.55%, 03/04/27		700	665,404

			1,076,460

Distributors — 0.0%
Genuine Parts Co., 1.75%, 02/01/25		500	474,752

Diversified Financial Services — 0.4%
National Rural Utilities Cooperative Finance Corp. 1.00%, 06/15/26 2,000			1,805,384
1.65%, 06/15/31		950	765,567
2.75%, 04/15/32		1,050	941,303
RELX Capital, Inc., 3.00%, 05/22/30		3,000	2,719,802

			6,232,056

Diversified Telecommunication Services — 0.5%
British Telecommunications PLC, 5.13%, 12/04/28		1,000	1,024,707
Koninklijke KPN NV 8.38%, 10/01/30		450	557,608
(USD 10 yr. Swap Semi 30/360 US + 5.21%), 7.00%, 03/28/73(a)		620	622,607
Lumen Technologies, Inc., 5.38%, 06/15/29(a)		2,470	2,118,025
Verizon Communications, Inc.
0.85%, 11/20/25		1,150	1,060,839
2.10%, 03/22/28		1,500	1,364,336
4.02%, 12/03/29		600	594,681
2.36%, 03/15/32		1,150	990,446

			8,333,249

Electric Utilities — 0.4%
Avangrid, Inc. 3.20%, 04/15/25		700	690,229
3.80%, 06/01/29		500	484,799
Eversource Energy 1.40%, 08/15/26		200	182,136
2.90%, 03/01/27		1,000	960,766
3.38%, 03/01/32		750	691,730
Exelon Corp. 2.75%, 03/15/27(a)		550	522,204
3.35%, 03/15/32(a)		350	320,822
NSTAR Electric Co. 3.25%, 05/15/29		1,000	956,159

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric Utilities (continued)
NSTAR Electric Co. 3.95%, 04/01/30	USD	1,000	$ 997,971
Southern California Edison Co., 2.50%, 06/01/31.		1,000	855,974

			6,662,790

Electronic Equipment, Instruments & Components — 0.4%
Allegion U.S. Holding Co., Inc., 3.55%, 10/01/27		350	331,989
Flex Ltd., 3.75%, 02/01/26		1,000	978,840
Keysight Technologies, Inc. 4.60%, 04/06/27		660	673,666
3.00%, 10/30/29		1,840	1,675,039
Teledyne Technologies, Inc. 1.60%, 04/01/26		1,000	911,733
2.25%, 04/01/28		1,000	887,528
2.75%, 04/01/31		1,000	867,012

			6,325,807

Energy Equipment & Services — 0.1%
CGG SA, 8.75%, 04/01/27(a)		600	573,000
Johnson Controls International plc/Tyco Fire & Security Finance SCA 1.75%, 09/15/30		400	333,598
2.00%, 09/16/31		360	297,003

			1,203,601

Entertainment — 0.0%
Electronic Arts, Inc., 4.80%, 03/01/26		500	517,952

Equity Real Estate Investment Trusts (REITs) — 1.6%
American Tower Corp.
1.30%, 09/15/25		1,000	921,063
1.45%, 09/15/26		1,500	1,339,128
2.75%, 01/15/27		650	606,653
3.65%, 03/15/27		1,500	1,458,755
1.50%, 01/31/28		600	513,000
2.70%, 04/15/31		700	593,855
4.05%, 03/15/32		890	838,288
AvalonBay Communities, Inc., 2.05%, 01/15/32		1,200	1,028,556
Crown Castle International Corp. 1.05%, 07/15/26		1,500	1,334,777
2.10%, 04/01/31		2,150	1,766,746
Equinix, Inc. 1.45%, 05/15/26		1,000	904,728
2.00%, 05/15/28		1,000	879,375
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32(a)		1,949	1,788,870
Iron Mountain, Inc., 5.25%, 07/15/30(a)		700	668,500
Life Storage LP 3.88%, 12/15/27		450	439,165
2.40%, 10/15/31		1,200	986,646
Prologis LP, 1.63%, 03/15/31.		2,000	1,653,803
Simon Property Group LP, 1.38%, 01/15/27		1,000	895,435
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 02/15/29(a)		1,685	1,406,975
Welltower, Inc. 4.00%, 06/01/25		900	904,468
3.85%, 06/15/32		3,220	3,055,727
Weyerhaeuser Co., 3.38%, 03/09/33		2,560	2,334,500

			26,319,013

Food & Staples Retailing — 0.2%
Bunge Ltd. Finance Corp. 1.63%, 08/17/25		1,150	1,072,582

Security		Par (000)	Value

Food & Staples Retailing (continued)
Bunge Ltd. Finance Corp. 3.75%, 09/25/27	USD	1,200	$1,178,648
2.75%, 05/14/31		1,800	1,561,113

			3,812,343

Food Products — 0.3%
Campbell Soup Co., 4.15%, 03/15/28.		600	599,545
General Mills, Inc., 4.00%, 04/17/25		500	508,165
Kellogg Co. 4.30%, 05/15/28		3,000	3,035,193
2.10%, 06/01/30		1,000	849,317

			4,992,220

Gas Utilities — 0.0%
Southwest Gas Corp., 4.05%, 03/15/32.		550	521,688

Health Care Equipment & Supplies — 0.0%
Hologic, Inc., 4.63%, 02/01/28(a)		800	795,176

Health Care Providers & Services — 0.8%
AMN Healthcare, Inc., 4.00%, 04/15/29(a).		2,020	1,839,241
Anthem, Inc., 3.65%, 12/01/27		1,500	1,488,997
Encompass Health Corp., 4.75%, 02/01/30		665	608,475
HCA, Inc. 5.25%, 06/15/26		850	880,775
3.13%, 03/15/27(a)		1,500	1,428,097
3.63%, 03/15/32(a)		1,500	1,369,940
Humana, Inc. 4.50%, 04/01/25		1,050	1,075,878
1.35%, 02/03/27		1,200	1,067,811
3.70%, 03/23/29		1,500	1,465,571
Laboratory Corp. of America Holdings, 1.55%, 06/01/26		2,000	1,827,522
Quest Diagnostics, Inc., 3.45%, 06/01/26		400	397,407

			13,449,714

Hotels, Restaurants & Leisure — 0.2%
1011778 BC ULC/New Red Finance, Inc., 4.00%, 10/15/30(a)		1,725	1,520,424
McDonald’s Corp., 3.30%, 07/01/25.		900	900,003
Starbucks Corp., 2.00%, 03/12/27		850	786,629

			3,207,056

Household Durables — 0.1%
NVR, Inc., 3.00%, 05/15/30.		1,900	1,703,232

Industrial Conglomerates — 0.1%
3M Co., 3.05%, 04/15/30		1,450	1,384,187
Carlisle Cos., Inc., 2.20%, 03/01/32		350	281,120

			1,665,307

Insurance — 0.6%
Athene Holding Ltd., 3.50%, 01/15/31		200	178,408
AXA SA, 8.60%, 12/15/30		500	616,205
Manulife Financial Corp., 4.15%, 03/04/26		1,220	1,235,733
Marsh & McLennan Cos., Inc.
2.25%, 11/15/30		2,000	1,732,807
2.38%, 12/15/31		3,000	2,592,720
Progressive Corp, 2.50%, 03/15/27.		200	190,411
Progressive Corp., 3.00%, 03/15/32		2,500	2,308,084
Prudential PLC, 3.63%, 03/24/32		130	122,488
Willis North America, Inc., 2.95%, 09/15/29		850	760,303

			9,737,159

Internet & Direct Marketing Retail — 0.0%
Amazon.com, Inc., 2.10%, 05/12/31		850	748,229

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) May 31, 2022	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

IT Services — 0.6%
Automatic Data Processing, Inc., 1.70%, 05/15/28	USD	5,380	$4,887,564
Gartner, Inc., 4.50%, 07/01/28(a)		1,895	1,842,793
International Business Machines Corp. 2.20%, 02/09/27		750	706,096
2.72%, 02/09/32		750	667,650
Mastercard, Inc., 2.00%, 11/18/31		1,450	1,251,291
VeriSign, Inc., 2.70%, 06/15/31.		1,100	918,457

			10,273,851

Life Sciences Tools & Services — 0.3%
Agilent Technologies, Inc. 3.05%, 09/22/26		2,000	1,950,281
2.30%, 03/12/31		2,650	2,232,397
PerkinElmer, Inc., 1.90%, 09/15/28		1,120	965,149

			5,147,827

Machinery — 0.3%
Cummins, Inc. 0.75%, 09/01/25		680	626,528
1.50%, 09/01/30		1,470	1,214,341
IDEX Corp., 2.63%, 06/15/31		3,500	3,045,683

			4,886,552

Media — 0.1%
Interpublic Group of Cos., Inc., 4.65%, 10/01/28		500	505,424
Sirius XM Radio, Inc., 5.50%, 07/01/29(a)		1,850	1,837,596

			2,343,020

Metals & Mining — 0.2%
Newmont Corp., 2.25%, 10/01/30		500	429,062
Reliance Steel & Aluminum Co. 1.30%, 08/15/25		680	631,218
2.15%, 08/15/30		1,400	1,185,168
Steel Dynamics, Inc. 2.40%, 06/15/25		750	719,615
3.25%, 01/15/31		400	363,048

			3,328,111

Multi-Utilities — 0.2%
Consolidated Edison Co. of New York, Inc. 3.80%, 05/15/28		350	350,377
3.35%, 04/01/30		1,500	1,433,209
2.40%, 06/15/31		1,000	875,139

			2,658,725

Oil, Gas & Consumable Fuels — 0.9%
Baker Hughes Holdings LLC/Baker Hughes Co-
Obligor, Inc. 2.06%, 12/15/26		400	372,610
4.49%, 05/01/30		500	506,570
BP Capital Markets America, Inc., 3.54%, 04/06/27		350	348,152
Cheniere Corpus Christi Holdings LLC, 3.70%, 11/15/29.		1,500	1,417,480
Crestwood Midstream Partners LP/Crestwood
Midstream Finance Corp., 6.00%, 02/01/29(a)		965	910,429
EQT Corp., 7.50%, 02/01/30		200	222,036
Exxon Mobil Corp., 2.61%, 10/15/30.		1,500	1,385,606
Global Partners LP/GLP Finance Corp., 6.88%, 01/15/29		1,595	1,500,352
Kinder Morgan, Inc., 2.00%, 02/15/31		850	704,538
MPLX LP 4.25%, 12/01/27		500	495,063
2.65%, 08/15/30		3,000	2,605,045
ONEOK, Inc. 5.85%, 01/15/26		1,000	1,052,802

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
ONEOK, Inc. 6.35%, 01/15/31	USD	2,000	$2,178,418
Weatherford International Ltd., 8.63%, 04/30/30(a).		1,510	1,443,719

			15,142,820

Paper & Forest Products — 0.1%
Louisiana-Pacific Corp., 3.63%, 03/15/29(a)		1,715	1,483,084

Pharmaceuticals — 0.3%
Astrazeneca Finance LLC 1.20%, 05/28/26		1,150	1,055,570
1.75%, 05/28/28		800	722,882
Merck & Co., Inc., 2.15%, 12/10/31.		1,550	1,373,718
Zoetis, Inc. 3.00%, 09/12/27		640	615,989
2.00%, 05/15/30		2,200	1,898,497

			5,666,656

Professional Services — 0.2%
ASGN, Inc., 4.63%, 05/15/28(a).		1,595	1,493,319
Verisk Analytics, Inc., 4.13%, 03/15/29.		1,000	983,180

			2,476,499

Real Estate Management & Development — 0.1%
CBRE Services, Inc. 4.88%, 03/01/26		500	510,834
2.50%, 04/01/31		2,000	1,682,891

			2,193,725

Semiconductors & Semiconductor Equipment 0.4%
Applied Materials, Inc., 1.75%, 06/01/30		900	775,333
NVIDIA Corp. 1.55%, 06/15/28		600	535,850
2.00%, 06/15/31		3,490	3,018,747
NXP BV/NXP Funding LLC, 5.55%, 12/01/28		850	884,178
NXP BV/NXP Funding LLC/NXP U.S.A., Inc., 2.70%, 05/01/25		800	767,337
Texas Instruments, Inc., 1.90%, 09/15/31		500	433,541

			6,414,986

Software — 0.6%
Adobe, Inc., 2.30%, 02/01/30		3,000	2,695,101
Electronic Arts, Inc., 1.85%, 02/15/31		1,000	832,630
Intuit, Inc.
1.35%, 07/15/27		1,000	898,898
1.65%, 07/15/30		3,440	2,893,526
ServiceNow, Inc., 1.40%, 09/01/30		3,000	2,427,856

			9,748,011

Specialty Retail — 0.4%
Home Depot, Inc.
2.88%, 04/15/27		350	343,656
1.50%, 09/15/28		1,050	931,046
1.88%, 09/15/31		1,420	1,210,509
Lowe’s Cos., Inc. 4.00%, 04/15/25		350	356,207
3.35%, 04/01/27		1,500	1,471,500
1.70%, 09/15/28		1,150	1,004,489
2.63%, 04/01/31		2,000	1,760,266

			7,077,673

Technology Hardware, Storage & Peripherals —0.6%
Dell International LLC/EMC Corp. 6.02%, 06/15/26		1,500	1,583,905
6.10%, 07/15/27		950	1,013,790
5.30%, 10/01/29		1,500	1,523,550

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Technology Hardware, Storage & Peripherals (continued)
HP, Inc.
1.45%, 06/17/26	USD	2,500	$2,249,343
4.00%, 04/15/29		1,550	1,482,645
4.20%, 04/15/32		1,670	1,556,353

			9,409,586

Textiles, Apparel & Luxury Goods — 0.1%
NIKE, Inc., 2.85%, 03/27/30.		1,350	1,271,328

Trading Companies & Distributors — 0.1%
Boise Cascade Co., 4.88%, 07/01/30(a)		1,925	1,785,401
GATX Corp., 3.50%, 06/01/32		350	318,842
			2,104,243

Wireless Telecommunication Services — 0.0%
Rogers Communications, Inc., 3.20%, 03/15/27(a)		350	340,325

Total Corporate Bonds — 18.6% (Cost: $322,015,575)			311,312,293

		Shares/ Investment Value

Investment Companies(d)

Equity Funds — 2.8%
iShares MSCI Brazil ETF		150,899	5,319,190
iShares MSCI China A ETF		128,471	4,428,395
iShares MSCI India ETF		263,848	10,931,223
iShares MSCI South Korea ETF.		157,810	10,737,392
iShares MSCI Taiwan ETF		270,834	15,453,788

			46,869,988

Total Investment Companies — 2.8% (Cost: $49,683,514)			46,869,988

		Shares

Preferred Securities

Preferred Stocks — 0.1%

Banks — 0.0%
Bancolombia SA		24,294	272,583

Biotechnology — 0.0%
Grifols SA, Class B		1,625	21,008

Chemicals — 0.1%
Sociedad Quimica y Minera de Chile SA, Class B		16,651	1,778,562

Total Preferred Securities — 0.1% (Cost: $1,709,057)			2,072,153

		Par (000)

U.S. Government Sponsored Agency Securities

Mortgage-Backed Securities — 7.5%
Fannie Mae Mortgage-Backed Securities 2.00%, 04/01/51 - 01/01/52.	USD	30,039	26,829,805
2.50%, 04/01/51 - 07/01/51.		7,787	7,183,108
Freddie Mac Mortgage-Backed Securities, 2.50%, 07/01/51		4,354	4,013,006
Ginnie Mae Mortgage-Backed Securities 1.50%, 06/15/52(e)		100	87,023
2.00%, 06/15/52(e)		7,350	6,682,183

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
Ginnie Mae Mortgage-Backed Securities
2.50%, 06/15/52(e)	USD	16,500	$15,475,840
3.00%, 06/15/52(e)		15,225	14,686,178
3.50%, 06/15/52(e)		10,950	10,847,344
4.00%, 06/15/52(e)		9,225	9,310,043
Uniform Mortgage-Backed Securities
1.50%, 06/01/37 - 06/01/52(e).		8,275	7,354,799
2.00%, 06/01/37(e)		9,461	8,939,403
2.50%, 06/01/37(e)		3,975	3,847,909
3.00%, 06/01/37 - 06/01/52(e).		5,400	5,264,159
3.50%, 06/01/52(e)		1,025	1,004,180
4.00%, 06/01/52(e)		3,175	3,173,016

			124,697,996

Total U.S. Government Sponsored Agency Securities — 7.5%
(Cost: $125,341,238)			124,697,996

U.S. Treasury Obligations
U.S. Treasury Bonds
1.13%, 05/15/40		23,000	16,309,336
2.25%, 05/15/41 - 02/15/52.		46,000	38,704,062
2.38%, 02/15/42		10,000	8,657,813
U.S. Treasury Notes
2.50%, 03/31/27		35,000	34,483,203
1.88%, 02/28/29 - 02/15/32.		33,000	30,612,813
2.38%, 05/15/29		16,000	15,493,750
0.63%, 08/15/30		5,000	4,188,867

Total U.S. Treasury Obligations -8.9% (Cost: $158,491,282)			148,449,844

Total Long-Term Investments —88.4% (Cost: $1,388,503,687)			1,476,029,983

		Shares

Short-Term Securities

Money Market Funds — 8.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.71%(d)(f).		147,853,903	147,853,903

		Par (000)

U.S. Treasury Obligations(g) — 6.3%
U.S. Treasury Bills, 0.53%, 06/30/22	USD	105,000	104,942,060

Total Short-Term Securities — 15.2% (Cost: $252,809,346)			252,795,963

Total Investments Before TBA Sale Commitments — 103.6% (Cost: $1,641,313,033)			1,728,825,946

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) May 31, 2022	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

TBA Sale Commitments(e)

Mortgage-Backed Securities — (0.1)%
Uniform Mortgage-Backed Securities, 1.50%, 06/01/37	USD	(1,486)	$(1,371,588)

Total TBA Sale Commitments —(0.1)% (Proceeds: $(1,368,220)).			(1,371,588)

Total Investments — 103.5% (Cost: $1,639,944,813)			1,727,454,358

Liabilities in Excess of Other Assets — (3.5)%.			(58,626,821)

Net Assets — 100.0%			$1,668,827,537

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Represents or includes a TBA transaction.
(f)	Annualized 7-day yield as of period end.
(g)	Zero-coupon bond.

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Sustainable Balanced Fund, Inc.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended May 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/30/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/22	Shares/ Investment Value Held at 05/31/22	Income (Expense)		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$362,498,196	$—	$(214,644,293	)(a)	$—	$—	147,853,903	147,853,903	$168,093		$—
iShares Core U.S. Aggregate Bond ETF(b)	54,399,450	—	(50,567,591)		(1,803,253)	(2,028,606)	—	—	530,356		—
iShares MSCI Brazil ETF	—	5,660,014	—		—	(340,824)	5,319,190	150,899	—		—
iShares MSCI China A ETF	—	4,703,421	—		—	(275,026)	4,428,395	128,471	—		—
iShares MSCI India ETF	—	12,122,760	—		—	(1,191,537)	10,931,223	263,848	—		—
iShares MSCI South Korea ETF	—	10,970,666	—		—	(233,274)	10,737,392	157,810	—		—
iShares MSCI Taiwan ETF	—	17,145,669	(859,225)		(59,791)	(772,865)	15,453,788	270,834	—		—
Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC(b)	985,394,792	—	(793,046,216	)(a)(c)	(1,425,498)	(190,923,078)	—	—	4,941,783		—
Master Total Return Portfolio of Master Bond LLC(b)	424,270,601	—	(394,170,615	)(a)(c)	(26,498,335)	(3,601,651)	—	—	4,541,381		—
SL Liquidity Series, LLC, Money Market Series(b)	—	—	—	(a)	—	—	—	—	26,004	(d)	—

					$(29,786,877)	$(199,366,861)	$194,723,891		$10,207,617		$—

(a)	Represents net shares/investment value purchased (sold).
(b)	As of period end, the entity is no longer held by the Fund.
(c)	Inclusive of income, expense, realized and unrealized gains and losses allocated from the Master Portfolio.
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) May 31, 2022	BlackRock Sustainable Balanced Fund, Inc.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
TOPIX Index	341	06/09/22	$50,567	$37,316
S&P/Toronto Stock Exchange 60 Index.	1	06/16/22	198	9,406
E-Mini S&P 500 Index	24	06/17/22	4,957	(236,248)
E-Mini S&P 500 Index	47	06/17/22	8,482	9,266
FTSE 100 Index.	181	06/17/22	17,301	(47,132)
FTSE/MIB Index	67	06/17/22	8,814	138,604
IBEX 35 Index	96	06/17/22	9,093	411,259
Mini MSCI EAFE Index	23	06/17/22	2,342	(37,189)
Mini MSCI Emerging Markets Index	19	06/17/22	1,010	(22,024)
MSCI EAFE Index.	59	06/17/22	6,009	75,212
U.S. Treasury Notes (10 Year)	620	09/21/22	74,061	(46,403)

				292,067

Short Contracts
E-Mini S&P 500 Index	80	06/17/22	16,525	1,435,065
Mini MSCI Emerging Markets Index	15	06/17/22	797	3,736
U.S. Treasury Bonds (30 Year).	144	09/21/22	20,079	282,747
U.S. Ultra Treasury Bonds	124	09/21/22	19,313	140,255
U.S. Ultra Treasury Bonds (10 Year)	125	09/21/22	16,061	171,672
U.S. Treasury Notes (2 Year)	41	09/30/22	8,655	(17,918)
U.S. Treasury Notes (5 Year)	999	09/30/22	112,840	130,299
				2,145,856
				$2,437,923

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	440,796	EUR	419,200	JPMorgan Chase Bank N.A.	06/15/22	$(9,613)
USD	436,271	GBP	353,700	HSBC Bank PLC	06/15/22	(9,461)
USD	441,632	JPY	57,475,400	Bank of America N.A.	06/15/22	(5,117)

						(24,191)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.38.V1	5.00%	Quarterly	06/20/27	USD 29,200	$(764,163)	$156,371	$(920,534)

OTC Total Return Swaps

Paid by the Fund		Received by the Fund			Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency	Counterparty
SOFR plus 0.09%,		MSCI ACWI ESG
0.79%	Quarterly	Universal Index	Quarterly	BNP Paribas S.A.	04/11/23	USD	101,266	$(7,015,687)	$—	$(7,015,687)

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Sustainable Balanced Fund, Inc.

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swaps Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$156,371	$—	$—	$(920,534)
OTC Swaps.	—	—	—	(7,015,687)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a).	$—	$—	$2,119,864	$—	$724,973	$—	$2,844,837

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a).	$—	$—	$342,593	$—	$64,321	$—	$406,914
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	24,191	—	—	24,191
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	920,534	—	—	—	—	920,534
Swaps — OTC
Unrealized depreciation on OTC swaps;
Swap premiums received	—	—	7,015,687	—	—	—	7,015,687
	$—	$920,534	$7,358,280	$24,191	$64,321	$—	$8,367,326

(a)

Net cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended May 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$2,732,362	$—	$(4,332,482)	$—	$(1,600,120)
Swaps.	—	242,316	—	—	—	—	242,316

	$—	$242,316	$2,732,362	$—	$(4,332,482)	$—	$(1,357,804)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$8,142,016	$—	$2,321,735	$—	$10,463,751
Forward foreign currency exchange contracts	—	—	—	(24,191)	—	—	(24,191)
Swaps.	—	(920,534)	(7,015,687)	—	—	—	(7,936,221)

	$—	$(920,534)	$1,126,329	$(24,191)	$2,321,735	$—	$2,503,339

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) May 31, 2022	BlackRock Sustainable Balanced Fund, Inc.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$231,894,882
Average notional value of contracts — short	$64,756,788
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$439,566
Credit default swaps
Average notional value — buy protection	$9,733,333
Total return swaps
Average notional amount	$33,755,384

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$1,148,815	$1,245,877
Forward foreign currency exchange contracts	—	24,191
Swaps — centrally cleared	—	764,163
Swaps — OTC(a)	—	7,015,687

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$1,148,815	$9,049,918

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,148,815)	(2,010,040)

Total derivative assets and liabilities subject to an MNA.	$—	$7,039,878

(a)	Includes unrealized appreciation (depreciation) on OTC swaps in the Statement of Assets and Liabilities.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non- Cash Collateral Pledged	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)
Bank of America N.A.	$5,117	$—	$—	$—	$5,117
BNP Paribas S.A.	7,015,687	—	—	(7,015,687)	—
HSBC Bank PLC	9,461	—	—	—	9,461
JPMorgan Chase Bank N.A.	9,613	—	—	—	9,613
	$7,039,878	$—	$—	$(7,015,687)	$24,191

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$5,485,663	$3,579,667	$—	$9,065,330
Air Freight & Logistics	269,053	—	—	269,053
Auto Components	356,348	484,350	—	840,698
Automobiles	7,467,531	6,237,182	—	13,704,713
Banks	32,575,731	27,715,425	—	60,291,156
Beverages	14,077,124	8,870,064	—	22,947,188

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Sustainable Balanced Fund, Inc.

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Biotechnology.	$10,424,726	$2,095,556	$—	$12,520,282
Building Products	516,818	4,061,011	—	4,577,829
Capital Markets	6,645,984	9,414,341	—	16,060,325
Chemicals	6,420,032	8,620,633	—	15,040,665
Commercial Services & Supplies.	37,657	—	—	37,657
Communications Equipment	937,253	933,438	—	1,870,691
Construction & Engineering.	347,186	2,365,999	—	2,713,185
Construction Materials.	—	248,576	—	248,576
Consumer Finance	9,229,654	28,064	—	9,257,718
Distributors	—	171,710	—	171,710
Diversified Consumer Services	1,064,666	—	—	1,064,666
Diversified Financial Services	10,253,713	1,408,262	—	11,661,975
Diversified Telecommunication Services	12,548,093	2,366,813	—	14,914,906
Electric Utilities.	8,063,589	5,938,237	—	14,001,826
Electrical Equipment	1,444,401	1,226,414	—	2,670,815
Electronic Equipment, Instruments & Components	3,405,348	3,068,131	—	6,473,479
Energy Equipment & Services	3,207,043	—	—	3,207,043
Entertainment.	—	803,679	—	803,679
Equity Real Estate Investment Trusts (REITs).	13,744,063	3,771,003	—	17,515,066
Food & Staples Retailing	9,497,237	1,296,908	—	10,794,145
Food Products	1,062,202	7,897,417	—	8,959,619
Gas Utilities.	—	194,434	—	194,434
Health Care Equipment & Supplies.	14,506,344	7,050,018	—	21,556,362
Health Care Providers & Services	17,550,561	568,960	—	18,119,521
Hotels, Restaurants & Leisure	7,356,333	3,732,651	—	11,088,984
Household Durables.	1,269,441	5,666,347	—	6,935,788
Household Products.	6,964,782	1,683,589	—	8,648,371
Independent Power and Renewable Electricity Producers	351,483	569,988	—	921,471
Industrial Conglomerates	6,598,182	5,057,636	—	11,655,818
Insurance.	22,682,719	12,695,241	—	35,377,960
Interactive Media & Services.	29,394,435	6,295,748	—	35,690,183
Internet & Direct Marketing Retail	11,103,988	2,373,867	—	13,477,855
IT Services	20,174,111	3,167,783	—	23,341,894
Leisure Products	—	328,388	—	328,388
Life Sciences Tools & Services.	15,469,071	811,211	—	16,280,282
Machinery	3,926,905	4,850,895	—	8,777,800
Marine.	48,290	862,149	—	910,439
Media	17,543,093	22,959	—	17,566,052
Metals & Mining	12,788,597	8,394,166	—	21,182,763
Multiline Retail	2,471,092	308,570	—	2,779,662
Multi-Utilities	602,600	6,484,853	—	7,087,453
Oil, Gas & Consumable Fuels.	33,541,141	8,377,480	—	41,918,621
Personal Products	861,990	8,450,025	—	9,312,015
Pharmaceuticals	37,010,910	11,747,193	—	48,758,103
Professional Services	5,555,564	11,187,603	—	16,743,167
Real Estate Management & Development	—	2,350,271	44,796	2,395,067
Road & Rail.	6,054,304	390,398	—	6,444,702
Semiconductors & Semiconductor Equipment	27,618,497	10,494,736	—	38,113,233
Software.	61,099,580	4,668,887	—	65,768,467
Specialty Retail	17,285,736	642,417	—	17,928,153
Technology Hardware, Storage & Peripherals.	48,893,627	327,735	—	49,221,362
Textiles, Apparel & Luxury Goods	420,260	10,941,692	—	11,361,952
Thrifts & Mortgage Finance	566,272	—	—	566,272
Trading Companies & Distributors.	2,597,990	5,277,256	—	7,875,246
Water Utilities	—	1,036,799	—	1,036,799
Wireless Telecommunication Services.	31,955	1,547,120	—	1,579,075
Corporate Bonds	—	311,312,293	—	311,312,293
Investment Companies	46,869,988	—	—	46,869,988
Preferred Securities Preferred Stocks	2,051,145	21,008	—	2,072,153
U.S. Government Sponsored Agency Securities	—	124,697,996	—	124,697,996
U.S. Treasury Obligations	—	148,449,844	—	148,449,844

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) May 31, 2022	BlackRock Sustainable Balanced Fund, Inc.

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$147,853,903	$—	$—	$147,853,903
U.S. Treasury Obligations	—	104,942,060	—	104,942,060
Liabilities
TBA Sale Commitments	—	(1,371,588)	—	(1,371,588)

	$788,196,004	$939,213,558	$44,796	$1,727,454,358

Derivative Financial Instruments(a)
Assets
Equity Contracts	$1,532,685	$587,179	$—	$2,119,864
Interest Rate Contracts	724,973	—	—	724,973
Liabilities
Credit Contracts	—	(920,534)	—	(920,534)
Equity Contracts	(295,461)	(7,062,819)	—	(7,358,280)
Foreign Currency Exchange Contracts	—	(24,191)	—	(24,191)
Interest Rate Contracts	(64,321)	—	—	(64,321)

	$1,897,876	$(7,420,365)	$—	$(5,522,489)

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities May 31, 2022

BlackRock Sustainable Balanced Fund, Inc..

ASSETS
Investments at value — unaffiliated(a)	$1,534,102,055
Investments at value — affiliated(b)	194,723,891
Cash pledged:
Collateral — OTC derivatives	9,090,000
Collateral — TBA commitments	724,000
Futures contracts	9,161,991
Centrally cleared swaps	1,700,000
Foreign currency, at value(c)	5,458,404
Receivables:
Investments sold	2,698,769
TBA sale commitments	1,368,220
Capital shares sold	1,222,468
Dividends — affiliated	79,269
Dividends — unaffiliated	1,673,701
Interest — unaffiliated	3,390,678
Due from broker	3,740,000
Variation margin on futures contracts	1,148,815
Prepaid expenses	84,506

Total assets	1,770,366,767

LIABILITIES
Bank overdraft	1,248,892
TBA sale commitments at value(d)	1,371,588
Payables:
Investments purchased	86,666,062
Capital shares redeemed	1,418,270
Investment advisory fees	1,131,279
Directors’ and Officer’s fees	1,214
Other accrued expenses	291,013
Other affiliate fees	70,660
Service and distribution fees	290,334
Variation margin on futures contracts	1,245,877
Variation margin on centrally cleared swaps	764,163
Unrealized depreciation on:
Forward foreign currency exchange contracts	24,191
OTC swaps	7,015,687

Total liabilities	101,539,230

NET ASSETS	$1,668,827,537

NET ASSETS CONSIST OF
Paid-incapital	$1,563,563,033
Accumulatedearnings	105,264,504

NETASSETS	$1,668,827,537

(a) Investments, at cost — unaffiliated	$1,443,775,616
(b) Investments, at cost — affiliated	$197,537,417
(c) Foreign currency, at cost	$5,480,123
(d) Proceeds from TBA sale commitments	$1,368,220

F I N A N C I A L S T A T E M E N T S	27

Statement of Assets and Liabilities  (continued)

May 31, 2022

BlackRock Sustainable Balanced Fund, Inc.
NET ASSET VALUE

Institutional
Net assets	$554,200,660

Shares outstanding	23,151,334

Net asset value	$23.94

Shares authorized	400 million

Par value	$0.10

Investor A
Net assets	$922,198,024

Shares outstanding	38,756,547

Net asset value	$23.79

Shares authorized	200 million

Par value	$0.10

Investor C
Net assets	$110,627,914

Shares outstanding	5,625,328

Net asset value	$19.67

Shares authorized	200 million

Par value	$0.10

Class K
Net assets	$70,739,532

Shares outstanding	2,954,646

Net asset value	$23.94

Shares authorized	2 billion

Par value	$0.10

Class R
Net assets	$11,061,407

Shares outstanding	518,721

Net asset value	$21.32

Shares authorized	500 million

Par value	$0.10

See notes to financial statements.

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

May 31, 2022

	BlackRock Sustainable Balanced Fund, Inc.
	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21
INVESTMENT INCOME
Dividends — unaffiliated	$4,492,906	$—
Dividends — affiliated	698,449	1,052,498
Interest — unaffiliated	2,726,966	—
Foreign taxes withheld	(388,006)	—
Net investment income allocated from the affiliated Master Portfolios:
Dividends — unaffiliated	7,218,359	12,226,283
Dividends — affiliated	18,395	130,937
Interest — unaffiliated	4,644,929	9,658,209
Securities lending income — affiliated — net	26,004	137,034
Foreign taxes withheld	(38,275)	(105,087)
Expenses	(2,414,647)	(4,285,801)
Fees waived	28,400	75,990

Total investment income	17,013,480	18,890,063

EXPENSES
Investment advisory	5,094,283	7,166,565
Service and distribution — class specific	2,515,047	3,564,283
Transfer agent — class specific	808,259	1,256,200
Registration	103,097	146,038
Professional	84,807	103,282
Accounting services	23,975	16,989
Directors and Officer	8,087	14,342
Printing	3,502	45,090
Custodian	2,392	41
Miscellaneous	96,442	51,286

Total expenses	8,739,891	12,364,116
Less:
Fees waived and/or reimbursed by the Manager	(2,488,655)	(4,382,062)

Total expenses after fees waived and/or reimbursed	6,251,236	7,982,054

Net investment income	10,762,244	10,908,009

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	36,780,271	—
Investments — affiliated	(1,863,044)	—
Futures contracts	(1,600,120)	55,686,407
Foreign currency transactions	222,150	—
Swaps	242,316	—
Net realized gain (loss) from investments, foreign currency transactions, forward foreign currency exchange contracts, futures contracts, options written and swaps allocated from the affiliated Master Portfolios	(27,923,833)	161,829,350

	5,857,740	217,515,757

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	90,323,071	—
Investments — affiliated	(4,842,132)	(1,530,177)
Futures contracts	10,463,751	(8,928,467)
Forward foreign currency exchange contracts	(24,191)	—
Foreign currency translations	(10,871)	—
Swaps	(7,936,221)	—
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts, futures contracts, options written, swaps, short sales, unfunded floating rate loan interests and unfunded SPAC PIPE commitments allocated from the affiliated Master Portfolios	(194,524,729)	56,525,338

	(106,551,322)	46,066,694

Net realized and unrealized gain (loss)	(100,693,582)	263,582,451

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(89,931,338)	$274,490,460

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Statements of Changes in Net Assets

	BlackRock Sustainable Balanced Fund, Inc.
	Period from 10/01/21 to 05/31/22	Year Ended September 30,
		2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$10,762,244	$10,908,009	$15,694,372
Net realized gain	5,857,740	217,515,757	60,810,662
Net change in unrealized appreciation (depreciation)	(106,551,322)	46,066,694	74,254,100

Net increase (decrease) in net assets resulting from operations	(89,931,338)	274,490,460	150,759,134

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(77,221,254)	(24,269,626)	(25,614,887)
Investor A	(111,883,846)	(30,500,926)	(30,893,014)
Investor C	(17,181,797)	(4,954,528)	(6,569,740)
Class K	(8,479,663)	(2,474,683)	(1,604,803)
Class R	(1,542,874)	(501,960)	(602,475)

Decrease in net assets resulting from distributions to shareholders	(216,309,434)	(62,701,723)	(65,284,919)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	135,227,933	146,398,629	153,847,508

NET ASSETS
Total increase (decrease) in net assets	(171,012,839)	358,187,366	239,321,723
Beginning of period	1,839,840,376	1,481,653,010	1,242,331,287

End of period	$1,668,827,537	$1,839,840,376	$1,481,653,010

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Sustainable Balanced Fund, Inc.

	Institutional
	Period from 10/01/21 to 05/31/22		Year Ended September 30,
			2021		2020		2019	2018	2017

Net asset value, beginning of period	$28.28		$24.89		$23.32		$23.95	$26.09	$23.86

Net investment income(a)	0.19		0.23		0.33		0.48	0.47	0.41
Net realized and unrealized gain (loss)	(1.27)		4.22		2.47		0.52	1.89	3.01

Net increase (decrease) from investment operations	(1.08)		4.45		2.80		1.00	2.36	3.42

Distributions(b)
From net investment income	(0.11)		(0.24)		(0.37)		(0.41)	(0.47)	(0.40)
From net realized gain	(3.15)		(0.82)		(0.86)		(1.22)	(4.03)	(0.79)

Total distributions	(3.26)		(1.06)		(1.23)		(1.63)	(4.50)	(1.19)

Net asset value, end of period	$23.94		$28.28		$24.89		$23.32	$23.95	$26.09

Total Return(c)
Based on net asset value	(4.88	)%(d)	18.30%		12.35%		5.16%	10.14%	14.83	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.71	%(g)(h)	0.75	%(i)	0.78	%(j)	0.80%	0.91%	0.93%

Total expenses after fees waived and/or reimbursed	0.50	%(g)(h)	0.50	%(i)	0.52	%(j)	0.53%	0.62%	0.62%

Net investment income	1.08	%(g)(h)	0.85	%(i)	1.42	%(j)	2.11%	1.97%	1.67%

Supplemental Data
Net assets, end of period (000)	$554,201		$666,819		$568,977		$488,105	$427,511	$395,850

Portfolio turnover rate of the Fund(k)	296%		—%		—%		4%	140%	109%

Portfolio turnover rate of the Master Total Return Portfolio(l)	N/A		459%		556%		574%	734%	806%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	N/A		111%		99%		151%	148%	130%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

From October 1, 2021 through April 1, 2022, the Fund invested in the Master Portfolios as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolios. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.

(i)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.
(j)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of 0.01%.
(k)	Excludes transactions in the Master Portfolios.
(l)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Period from 10/01/21 to 05/31/22	Year Ended September 30,

		2021	2020	2019	2018

Portfolio turnover rate (excluding MDRs)	N/A	161%	274%	241%	350%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Balanced Fund, Inc. (continued)

	Investor A
	Period from 10/01/21 to 05/31/22		Year Ended September 30,
			2021		2020		2019		2018		2017

Net asset value, beginning of period	$28.14		$24.78		$23.22		$23.86		$26.00		$23.78

Net investment income(a)	0.15		0.16		0.27		0.41		0.40		0.34
Net realized and unrealized gain (loss)	(1.27)		4.20		2.46		0.52		1.89		3.01

Net increase (decrease) from investment operations	(1.12)		4.36		2.73		0.93		2.29		3.35

Distributions(b)
From net investment income	(0.08)		(0.18)		(0.31)		(0.35)		(0.40)		(0.34)
From net realized gain	(3.15)		(0.82)		(0.86)		(1.22)		(4.03)		(0.79)

Total distributions	(3.23)		(1.00)		(1.17)		(1.57)		(4.43)		(1.13)

Net asset value, end of period	$23.79		$28.14		$24.78		$23.22		$23.86		$26.00

Total Return(c)
Based on net asset value	(5.06	)%(d)	17.98%		12.08%		4.84%		9.86%		14.52	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.95	%(g)(h)	1.01	%(i)	1.04	%(j)	1.07	%(j)	1.20	%(i)	1.21	%(i)

Total expenses after fees waived and/or reimbursed	0.75	%(g)(h)	0.76	%(i)	0.79	%(j)	0.80	%(j)	0.91	%(i)	0.90	%(i)

Net investment income	0.84	%(g)(h)	0.59	%(i)	1.15	%(j)	1.83	%(j)	1.68	%(i)	1.38	%(i)

Supplemental Data
Net assets, end of period (000)	$922,198		$952,967		$737,708		$594,909		$528,701		$535,542

Portfolio turnover rate of the Fund(k)	296%		—%		—%		4%		140%		109%

Portfolio turnover rate of the Master Total Return Portfolio(l)	N/A		459%		556%		574%		734%		806%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	N/A		111%		99%		151%		148%		130%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

From October 1, 2021 through April 1, 2022, the Fund invested in the Master Portfolios as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolios. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.

(i)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.
(j)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of 0.01%.
(k)	Excludes transactions in the Master Portfolios.
(l)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Period from 10/01/21 to 05/31/22	Year Ended September 30,

		2021	2020	2019	2018

Portfolio turnover rate (excluding MDRs)	N/A	161%	274%	241%	350%

See notes to financial statements.

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Balanced Fund, Inc. (continued)

	Investor C
	Period from 10/01/21 to 05/31/22		Year Ended September 30,
			2021		2020		2019	2018	2017

Net asset value, beginning of period	$23.81		$21.15		$20.00		$20.79	$23.21	$21.34

Net investment income (loss)(a)	0.01		(0.04)		0.08		0.21	0.19	0.14
Net realized and unrealized gain (loss)	(1.01)		3.57		2.10		0.43	1.67	2.68

Net increase (decrease) from investment operations	(1.00)		3.53		2.18		0.64	1.86	2.82

Distributions(b)
From net investment income	—		(0.05)		(0.17)		(0.21)	(0.25)	(0.16)
From net realized gain	(3.14)		(0.82)		(0.86)		(1.22)	(4.03)	(0.79)

Total distributions	(3.14)		(0.87)		(1.03)		(1.43)	(4.28)	(0.95)

Net asset value, end of period	$19.67		$23.81		$21.15		$20.00	$20.79	$23.21

Total Return(c)
Based on net asset value	(5.49	)%(d)	17.07%		11.20%		4.09%	9.03%	13.62	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.72	%(g)(h)	1.78	%(i)	1.80	%(j)	1.83%	1.95%	1.97%

Total expenses after fees waived and/or reimbursed	1.52	%(g)(h)	1.52	%(i)	1.55	%(j)	1.56%	1.66%	1.66%

Net investment income (loss)	0.07	%(g)(h)	(0.17	)%(i)	0.41	%(j)	1.07%	0.93%	0.63%

Supplemental Data
Net assets, end of period (000)	$110,628		$134,700		$126,159		$125,584	$103,756	$104,113

Portfolio turnover rate of the Fund(k)	296%		—%		—%		4%	140%	109%

Portfolio turnover rate of the Master Total Return Portfolio(l)	N/A		459%		556%		574%	734%	806%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	N/A		111%		99%		151%	148%	130%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

From October 1, 2021 through April 1, 2022, the Fund invested in the Master Portfolios as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolios. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.

(i)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.
(j)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of 0.01%.
(k)	Excludes transactions in the Master Portfolios.
(l)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Period from 10/01/21 to 05/31/22	Year Ended September 30,

		2021	2020	2019	2018

Portfolio turnover rate (excluding MDRs)	N/A	161%	274%	241%	350%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Balanced Fund, Inc. (continued)

	Class K
	Period from 10/01/21 to 05/31/22		Year Ended September 30,					Period from 01/25/18(a) to 09/30/18
			2021		2020		2019

Net asset value, beginning of period	$28.28		$24.89		$23.32		$23.95	$23.61

Net investment income(b)	0.20		0.25		0.34		0.49	0.33
Net realized and unrealized gain (loss)	(1.27)		4.22		2.47		0.52	0.25

Net increase (decrease) from investment operations	(1.07)		4.47		2.81		1.01	0.58

Distributions(c)
From net investment income	(0.12)		(0.26)		(0.38)		(0.42)	(0.24)
From net realized gain	(3.15)		(0.82)		(0.86)		(1.22)	—
Total distributions	(3.27)		(1.08)		(1.24)		(1.64)	(0.24)

Net asset value, end of period	$23.94		$28.28		$24.89		$23.32	$23.95

Total Return(d)
Based on net asset value	(4.84	)%(e)	18.36%		12.42%		5.23%	2.46	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.64	%(g)(h)	0.69	%(i)	0.72	%(j)	0.73%	0.81	%(g)

Total expenses after fees waived and/or reimbursed	0.44	%(g)(h)	0.44	%(i)	0.46	%(j)	0.46%	0.51	%(g)

Net investment income	1.15	%(g)(h)	0.90	%(i)	1.47	%(j)	2.15%	2.07	%(g)

Supplemental Data
Net assets, end of period (000)	$70,740		$72,222		$36,970		$21,901	$8,283

Portfolio turnover rate of the Fund(k)	296%		—%		—%		4%	140	%(l)

Portfolio turnover rate of the Master Total Return Portfolio(m)	N/A		459%		556%		574%	734	%(l)

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	N/A		111%		99%		151%	148	%(l)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

From October 1, 2021 through April 1, 2022, the Fund invested in the Master Portfolios as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolios. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.

(i)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.
(j)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of 0.01%.
(k)	Excludes transactions in the Master Portfolios.
(l)	Portfolio turnover is representative of the Fund for the entire year.
(m)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Period from 10/01/21 to 05/31/22	Year Ended September 30,			Period from 01/25/18(a) to 09/30/18

		2021	2020	2019

Portfolio turnover rate	N/A	161%	274%	241%	350%

See notes to financial statements.

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Balanced Fund, Inc. (continued)

	Class R
	Period from 10/01/21 to 05/31/22		Year Ended September 30,
			2021		2020		2019		2018		2017

Net asset value, beginning of period	$25.55		$22.59		$21.27		$22.00		$24.30		$22.31

Net investment income(a)	0.07		0.05		0.17		0.31		0.29		0.24
Net realized and unrealized gain (loss)	(1.12)		3.83		2.24		0.46		1.77		2.81

Net increase (decrease) from investment operations	(1.05)		3.88		2.41		0.77		2.06		3.05

Distributions(b)
From net investment income	(0.03)		(0.10)		(0.23)		(0.28)		(0.33)		(0.27)
From net realized gain	(3.15)		(0.82)		(0.86)		(1.22)		(4.03)		(0.79)

Total distributions	(3.18)		(0.92)		(1.09)		(1.50)		(4.36)		(1.06)

Net asset value, end of period	$21.32		$25.55		$22.59		$21.27		$22.00		$24.30

Total Return(c)
Based on net asset value	(5.32	)%(d)	17.56%		11.67%		4.47%		9.51%		14.11	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.35	%(g)(h)	1.39	%(i)	1.40	%(j)	1.41	%(j)	1.55	%(i)	1.56	%(i)

Total expenses after fees waived and/or reimbursed	1.14	%(g)(h)	1.13	%(i)	1.15	%(j)	1.14	%(j)	1.26	%(i)	1.25	%(i)

Net investment income	0.44	%(g)(h)	0.21	%(i)	0.82	%(j)	1.50	%(j)	1.33	%(i)	1.04	%(i)

Supplemental Data
Net assets, end of period (000)	$11,061		$13,132		$11,840		$11,833		$14,363		$16,257

Portfolio turnover rate of the Fund(k)	296%		—%		—%		4%		140%		109%

Portfolio turnover rate of the Master Total Return Portfolio(l)	N/A		459%		556%		574%		734%		806%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	N/A		111%		99%		151%		148%		130%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

From October 1, 2021 through April 1, 2022, the Fund invested in the Master Portfolios as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolios. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.

(i)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.
(j)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of 0.01%.
(k)	Excludes transactions in the Master Portfolios.
(l)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Period from 10/01/21 to 05/31/22	Year Ended September 30,

		2021	2020	2019	2018

Portfolio turnover rate (excluding MDRs)	N/A	161%	274%	241%	350%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	35

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Sustainable Balanced Fund, Inc. (the “Fund”) (formerly known as BlackRock Balanced Capital Fund, Inc.) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

The Board of Directors of the Fund is referred to throughout this report as the “Board” and the members are referred to as “Directors.”

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

On November 9, 2021, the Board of Directors of the Fund (the “Board”) approved the repurpose of BlackRock Balanced Capital Fund, Inc. to BlackRock Sustainable Balanced Fund, Inc., including certain changes to the Fund’s investment strategy and investment process. As part of the repurpose, the Fund redeemed its investments in Master Advantage Large Cap Core Portfolio and Master Total Return Portfolio (the “Master Portfolios”) and began to operate as a stand-alone fund holding individual securities. The Fund’s name change and certain changes to the Fund’s investment strategy and investment process were effective April 8, 2022. The change into a stand-alone structure did not result in a change in net assets of the Fund and did not create a taxable event for the Fund or its shareholders.

On February 8, 2022, the Board approved a change in the fiscal year end of the Fund, effective as of May 31, 2022, from September 30 to May 31.

The Fund, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

“Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of May 31, 2022, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., to-be-announced (“TBA”) sale commitments, futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services

Market approach	(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
(ii) recapitalizations and other transactions across the capital structure; and
(iii) market multiples of comparable issuers.

Income approach	(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
(ii) quoted prices for similar investments or assets in active markets; and
(iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates,liquidation amounts and/or default rates.

Cost approach	(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii) relevant news and other public sources; and
(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Mortgage-Backed Securities: For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (continued)

connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $250 million	0.500%
$250 million — $300 million	0.450
$300 million — $400 million	0.425
Greater than $400 million	0.400

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements  (continued)

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

The following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Share Class	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21

Investor A	$1,628,207	$2,156,806
Investor C	846,030	1,338,293
Class R	40,810	69,184

	$2,515,047	$3,564,283

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the period ended May 31, 2022 and the year ended September 30, 2021, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. The Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Share Class	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21

Institutional	$5,500	$19,936
Investor A	10,477	33,584
Investor C	2,952	12,303
Class K	60	96
Class R	44	134

	$19,033	$66,053

The following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Share Class	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21

Institutional	$299,400	$443,036
Investor A	422,281	653,153
Investor C	69,078	125,744
Class K	368	6,091
Class R	17,132	28,176

	$808,259	$1,256,200

Other Fees: For the period ended May 31, 2022 and the year ended September 30, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $21,214 and $46,799, respectively.

Affiliates received CDSCs as follows:

Share Class	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21

Investor A	$ 40,245	$ 24,310
Investor C	12,484	14,983

	$ 52,729	$ 39,293

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Expense Limitations, Waivers and Reimbursements: Prior to April 8, 2022, the Manager contractually agreed to waive its investment advisory fee by the amount of any management fees the Fund pays indirectly through its investments in the Master Portfolios. For the period ended May 31, 2022 and the year ended September 30, 2021, the Manager waived $2,313,642 and $4,027,716, respectively, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

With respect to the Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the period ended May 31, 2022 and the year ended September 30, 2021, the amount waived and/or reimbursed was $67,180 and $134,415, respectively.

With the exception of the Fund’s investment in the Master Portfolios, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the period ended May 31, 2022 and the year ended September 30, 2021, the Manager waived $107,833 and $219,931 in investment advisory fees pursuant to this arrangement, respectively.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended May 31, 2022, the Fund paid BIM $2,716 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended May 31, 2022, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the period ended May 31, 2022, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain

$ 545,130	$1,367,127	$460,009

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the period ended May 31, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales

Non-U.S. Government Securities	$857,035,383	$630,332,750

U.S. Government Securities	739,502,578	456,375,947

For the period ended May 31, 2022, in-kind transactions were as follows:

	Purchases	Sales

In-Kind Transactions	$788,482,247	$—

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of May 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to the difference between accounting and tax basis of investments were reclassified to the following accounts:

Amounts

Paid-in capital	$76,363
Accumulated earnings (loss)	(76,363)

The tax character of distributions paid was as follows:

	05/31/22	09/30/21(a)	09/30/20(a)

Ordinary income	$100,570,208	$34,494,881	$37,320,495

Long-term capital gains	115,739,226	28,206,842	32,756,983

	$216,309,434	$62,701,723	$70,077,478

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of period end, the tax components of accumulated earnings/(loss) were as follows:

Amounts

Undistributed ordinary income	$7,866,627

Undistributed long-term capital gains	50,336,482

Net unrealized gains(a)	69,590,444

Qualified late-year losses(b)	(22,529,049)

$105,264,504

(a)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and future contracts, the accounting for swap agreements and the difference between accounting and tax basis of investments.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

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Notes to Financial Statements  (continued)

As of May 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts

Tax cost	$1,659,003,988

Gross unrealized appreciation	$139,850,699

Gross unrealized depreciation	(70,249,384)

Net unrealized appreciation (depreciation)	$69,601,315

9.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the period ended May 31, 2022, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (continued)

entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20
Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts
Institutional
Shares sold	2,860,491	$76,240,573	5,009,623	$135,303,668	5,973,087	$140,408,300
Shares issued in reinvestment of distributions	2,582,741	68,225,321	800,169	20,675,199	913,200	21,474,108
Shares redeemed	(5,872,168)	(150,937,457)	(5,087,561)	(138,660,334)	(4,958,302)	(112,828,295)

	(428,936)	$(6,471,563)	722,231	$17,318,533	1,927,985	$49,054,113

Investor A
Shares sold	6,008,063	$159,907,496	8,487,976	$229,471,691	8,711,700	$203,218,124
Shares issued in reinvestment of distributions	3,979,236	104,571,973	1,096,073	28,118,598	1,211,101	28,355,955
Shares redeemed	(5,100,234)	(133,138,638)	(5,489,051)	(147,513,575)	(5,766,837)	(132,560,158)

	4,887,065	$131,340,831	4,094,998	$110,076,714	4,155,964	$99,013,921

Investor C
Shares sold	668,472	$14,768,020	1,535,210	$34,781,850	2,162,261	$42,903,371
Shares issued in reinvestment of distributions	763,219	16,622,911	222,547	4,827,089	316,937	6,345,196
Shares redeemed	(1,463,201)	(31,781,202)	(2,066,194)	(47,084,772)	(2,793,603)	(55,535,399)

	(31,510)	$(390,271)	(308,437)	$(7,475,833)	(314,405)	$(6,286,832)

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20
Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts

Class K
Shares sold	484,536	$12,692,480	1,390,844	$35,813,103	975,343	$22,747,205
Shares issued in reinvestment of distributions	320,270	8,451,918	95,328	2,465,567	67,778	1,594,255
Shares redeemed	(403,961)	(10,452,779)	(417,600)	(11,318,795)	(496,990)	(11,661,445)

	400,845	$10,691,619	1,068,572	$26,959,875	546,131	$12,680,015

Class R
Shares sold	60,860	$1,461,492	221,456	$5,282,315	136,539	$2,908,943
Shares issued in reinvestment of distributions	65,432	1,542,895	21,621	501,903	28,212	602,475
Shares redeemed	(121,622)	(2,947,070)	(253,111)	(6,264,878)	(196,871)	(4,125,127)
	4,670	$57,317	(10,034)	$(480,660)	(32,120)	$(613,709)

	4,832,134	$135,227,933	5,567,330	$146,398,629	6,283,555	$153,847,508

As of May 31, 2022, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 8,471 Class K Shares of the Fund.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of BlackRock Sustainable Balanced Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Sustainable Balanced Fund, Inc. (formerly, BlackRock Balanced Capital Fund, Inc.) (the “Fund”), including the schedule of investments, as of May 31, 2022, the related statements of operations for the period from October 1, 2021 through May 31, 2022 and for the year ended September 30, 2021, the statements of changes in net assets for the period from October 1, 2021 through May 31, 2022 and for each of the two years in the period ended September 30, 2021, the financial highlights for the period from October 1, 2021 through May 31, 2022 and for each of the five years in the period ended September 30, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, and the results of its operations for the period from October 1, 2021 through May 31, 2022 and for the year ended September 30, 2021, the changes in its net assets for the period from October 1, 2021 through May 31, 2022 and for each of the two years in the period ended September 30, 2021, and the financial highlights for the period from October 1, 2021 through May 31, 2022 and for each of the five years in the period ended September 30, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 21, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

48	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law are hereby designated as qualified dividend income for individuals for the fiscal year ended May 31, 2022:

Fund Name	Qualified Dividend Income

BlackRock Sustainable Balanced Fund, Inc.	$10,711,640

The following amount, or maximum amount allowable by law, is hereby designated as qualified business income for individuals for the period ended May 31, 2022:

Fund Name	Qualified Business Income

BlackRock Sustainable Balanced Fund, Inc.	$ 353,188

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the period ended May 31, 2022:

Fund Name	Long-Term Capital Gain

BlackRock Sustainable Balanced Fund, Inc.	$115,739,226

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the period ended May 31, 2022:

Fund Name	Federal Obligation Interest

BlackRock Sustainable Balanced Fund, Inc.	$552,662

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the period ended May 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

BlackRock Sustainable Balanced Fund, Inc.	10.96%

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the month ended May 31, 2022:

Fund Name	Interest Dividends

BlackRock Sustainable Balanced Fund, Inc.	$ 5,884,096

The Fund hereby designates the following amounts, or maximum amounts allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the period ended May 31, 2022:

Fund Name	Interest-Related Dividends	Qualified Short-Term Capital Gains

BlackRock Sustainable Balanced Fund, Inc.	$ 3,722,231	$94,790,223

I M P O R T A N T T A X I N F O R M A T I O N	49

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Sustainable Balanced Fund, Inc. (the “Fund”) met on April 20, 2022 (the “April Meeting”) and May 10-11, 2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for the Fund on an annual basis. The Board members who are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information surrounding the renewal of the Agreement. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

50	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2021, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, the Fund ranked in the first quartile against its Performance Peers. The Board noted that effective April 8, 2022, the Fund had undergone a change in its investment strategy and in that connection had changed its name from BlackRock Balanced Capital Fund, Inc. to BlackRock Sustainable Balanced Fund, Inc.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	51

Disclosure of Investment Advisory Agreement  (continued)

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Fund for a one-year term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

52	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information of the Fund

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board and Director (Since 2019)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			29 RICs consisting of 163 Portfolios	None

Susan J. Carter 1956	Director (Since 2019)

Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021.

			29 RICs consisting of 163 Portfolios	None

Collette Chilton 1958	Director (Since 2019)

Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			29 RICs consisting of 163 Portfolios	None

Neil A. Cotty 1954	Director (Since 2019)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			29 RICs consisting of 163 Portfolios	None

Lena G. Goldberg 1949	Director (Since 2016)

Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer Harvard Business School, from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			29 RICs consisting of 163 Portfolios	None

Henry R. Keizer 1956	Director (Since 2016)

Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.

			29 RICs consisting of 163 Portfolios	Hertz Global Holdings (car rental); GrafTech International Ltd. (materials manufacturing); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 to 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020.

Cynthia A. Montgomery 1952	Director (Since 2019)	Professor, Harvard Business School since 1989.	29 RICs consisting of 163 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N O F T H E F U N D	53

Director and Officer Information of the Fund  (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Donald C. Opatrny 1952	Director (Since 2015)

Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee,Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.

			29 RICs consisting of 163 Portfolios	None

Joseph P. Platt 1947	Director (Since 2019)

General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.

			29 RICs consisting of 163 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Director (Since 2019)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.

			29 RICs consisting of 163 Portfolios	None

Claire A. Walton 1957	Director (Since 2019)

Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.

			29 RICs consisting of 163 Portfolios	None

54	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information of the Fund  (continued)

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Director (Since 2018)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			98 RICs consisting of 262 Portfolios	None

John M. Perlowski(e) 1964	Director (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 264 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N O F T H E F U N D	55

Director and Officer Information of the Fund   (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)	Officers of the Trust serve at the pleasure of the Board.

Effective December 31, 2021, Bruce R. Bond retired as a Director of the Fund.

56	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

A D D I T I O N A L I N F O R M A T I O N	57

Additional Information  (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Transfer Agent	Distributor
BNY Mellon Investment Servicing (US) Inc.	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Custodian	Legal Counsel
The Bank of New York Mellon	Sidley Austin LLP
New York, NY 10286	New York, NY 10019

Address of the Corporation
100 Bellevue Parkway
Wilmington, DE 19809

58	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

LP	Limited Partnership

MTN	Medium-Term Note

OTC	Over-the-Counter

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SOFR	Secured Overnight Financing Rate

TBA	To-be-Announced

TOPIX	Tokyo Stock Price Index

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	59

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BC-5/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – Each registrant (or each, a “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertook to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End
BlackRock Sustainable Balanced Fund, Inc. (Formerly BlackRock Balanced Capital Fund, Inc.)	$22,950	$22,725	$213	$207	$19,200	$15,200	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Funds and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Affiliated Service Providers”):

	Current Fiscal Year End[3]	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$2,098,000	$2,032,000
[1]

The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

[2]

The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

[3]	The registrant changed its fiscal year end from September 30 to May 31 effective May 31, 2022 whereby this fiscal year consists of the eight months ended May 31, 2022.
[4]

Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to each Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by each Committee. Each Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that each Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by each Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless each Committee provides for a different period. Tax or other non-audit services provided to the registrant, which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by each Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). Each Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to each Committee for ratification. Each Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End[1]	Previous Fiscal Year End
BlackRock Sustainable Balanced Fund, Inc. (Formerly BlackRock Balanced Capital Fund, Inc.)	$19,413	$15,407

[1]	The registrant changed its fiscal year end from September 30 to May 31 effective May 31, 2022 whereby this fiscal year consists of the eight months ended May 31, 2022.

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Funds and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End[1]	Previous Fiscal Year End
$2,098,000	$2,032,000

[1]	The registrant changed its fiscal year end from September 30 to May 31 effective May 31, 2022 whereby this fiscal year consists of the eight months ended May 31, 2022.

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Sustainable Balanced Fund, Inc. (Formerly BlackRock Balanced Capital Fund, Inc.)

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Sustainable Balanced Fund, Inc. (Formerly BlackRock Balanced Capital Fund, Inc.)

Date: July 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Sustainable Balanced Fund, Inc. (Formerly BlackRock Balanced Capital Fund, Inc.)

Date: July 21, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Sustainable Balanced Fund, Inc. (Formerly BlackRock Balanced Capital Fund, Inc.)

Date: July 21, 2022